UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

 New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: November 30, 2017

Item 1. Report to Stockholders.

Stone Harbor

Investment Partners

November 30, 2017

Semi-Annual Report

Emerging Markets Debt Fund | High Yield Bond Fund | Local Markets Fund | Emerging Markets Corporate Debt Fund

Investment Grade Fund | Strategic Income Fund | Emerging Markets Debt Allocation Fund | 500 Plus Fund

Table of Contents

Shareholder Letter	2
Disclosure of Fund Expenses	8
Summaries of Portfolio Holdings	9
Growth of $10,000 Investment
Stone Harbor Emerging Markets Debt Fund	12
Stone Harbor High Yield Bond Fund	13
Stone Harbor Local Markets Fund	14
Stone Harbor Emerging Markets Corporate Debt Fund	15
Stone Harbor Investment Grade Fund	16
Stone Harbor Strategic Income Fund	17
Stone Harbor Emerging Markets Debt Allocation Fund	18
Stone Harbor 500 Plus Fund	19
Statements of Investments
Stone Harbor Emerging Markets Debt Fund	20
Stone Harbor High Yield Bond Fund	30
Stone Harbor Local Markets Fund	38
Stone Harbor Emerging Markets Corporate Debt Fund	43
Stone Harbor Investment Grade Fund	48
Stone Harbor Strategic Income Fund	54
Stone Harbor Emerging Markets Debt Allocation Fund	56
Stone Harbor 500 Plus Fund	57
Statements of Assets & Liabilities	60
Statements of Operations	62
Statements of Changes in Net Assets	64
Financial Highlights
Stone Harbor Emerging Markets Debt Fund	68
Stone Harbor High Yield Bond Fund	69
Stone Harbor Local Markets Fund	70
Stone Harbor Emerging Markets Corporate Debt Fund	71
Stone Harbor Investment Grade Fund	72
Stone Harbor Strategic Income Fund	73
Stone Harbor Emerging Markets Debt Allocation Fund	74
Stone Harbor 500 Plus Fund	75
Notes to Financial Statements	76
Additional Information	98
Trustees & Officers	100

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	1

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2017 (Unaudited)

Dear Shareholder,

The six month period ended November 30, 2017 was broadly positive for global credit markets. Positive market momentum was supported by several important factors, including continued signs of improving growth in the U.S., EU, and several large emerging markets economies; stable inflation; a modest increase in government bond yields; and tighter spreads. Furthermore, a rebound in oil prices from approximately $46 in May to $57 at the end of November contributed to a rise in asset prices -- particularly those credits from oil-exporting emerging markets countries -- and helped produce positive returns across the asset classes.

During the review period, credit markets remained focused on the major themes we have discussed in the recent past. Importantly, improving Gross Domestic Product (GDP) growth allowed the US Federal Reserve (“Fed”) to continue policy tightening at a measured pace with a second rate increase in June, and likely, a third by the end of 2017. This tightening occurred while the European Central Bank (“ECB”) maintained an accommodative monetary policy. U.S. government bond yields moved modestly higher in response to policy rate increases, with 10-year U.S. Treasury yields rising from 2.20% at the end of May to 2.40% at the end of November. In this environment, spreads tightened across our asset classes, with U.S. investment grade, U.S. high yield, European high yield and emerging markets sovereign debt each tightening by 14 to 17 basis points (“bps”). Emerging markets corporate debt spreads tightened by 33 bps.

As we look ahead, we believe global GDP remains poised for moderate growth. A key issue will likely be the extent to which the Fed delivers further interest rate hikes in 2018. The market expectation is one or two hikes, and any hikes beyond this would likely require further labor market tightening, based on our current assessment. As of this writing, another uncertainty regarding the future path of the Fed’s balance sheet drawdown is the leadership direction of the incoming Fed Chair, Jerome Powell. Apart from U.S. monetary policy, other uncertainties include potential changes in U.S. trade policy, which would likely have a pronounced impact on emerging markets, and further developments around Brexit negotiations and the ripple effect on the EU and the UK 7 economies.

Given this backdrop, credit market valuations appear slightly extended, in our view. Overall, we remain modestly biased towards caution with respect to our overall risk level. Across asset classes, we see a potential for continued outperformance in EM, supported by valuation and growth.

At Stone Harbor, we will continue to focus on capturing excess return from stable and improving credit situations in corporate and sovereign markets worldwide. As we continue to monitor these developments, please follow our progress throughout the year by visiting our website at www.shiplp.com. There you will find updates on our view of credit markets, as well as related news and research. We appreciate the confidence you have placed in Stone Harbor Investment Partners LP and look forward to providing you with another update in the next six months.

Market Review: Emerging Markets Debt

Emerging markets (“EM”) debt total returns were positive for the 6-month period ended November 30, 2017. U.S. dollar-denominated sovereign debt, as represented by the JPMorgan EMBI Global Diversified Index, returned 2.92%; local currency debt, as represented by the JPMorgan GBI EM Global Diversified Index, posted a return of 2.80%; and U.S. dollar-denominated corporate bonds were up 2.69%, according to the JPMorgan CEMBI Broad Diversified Index.

The trailing 6-month period ended November 30, 2017 was characterized by continued global growth and strong underlying fundamental trends in developing countries. As the U.S. economy expanded at its most robust pace in over two years, the U.S. Fed remained on track for slow and steady rate increases and delivered a second rate hike in June, with a third hike widely expected in December. At the same time, the ECB maintained its accommodative monetary policy stance, although with an eye towards policy tightening in 2018. Oil price stabilization provided further support to improving economic activity in several large EM countries -- particularly emerging markets exporters. Given this favorable macroeconomic backdrop, EM technical conditions also remained supportive with inflows into all EM asset classes during the period. Inflows into hard currency EMD funds totaled $66 billion through the end of November, which when added to $34 billion of flows into local currency debt accounted for the second highest cumulative annual inflow into emerging markets debt on record.

In hard currency sovereign debt, credits from many EM oil producers, including Angola, Ecuador, Ghana, and Iraq outperformed their peers. The highest returns in Latin America came from Ecuador, El Salvador, Uruguay, and Suriname. The worst performer in the region was Venezuela, whose debt declined nearly 40% in total return during the period, due to U.S. imposed economic sanctions and payment delays. Oil prices and the U.S. dollar rally towards the end of the period were key factors impacting local markets. In the hard currency corporate debt market, Latin America was again a strong contributor to returns, in line with many of the sovereign debt markets that benefitted from improving growth and higher oil prices.

Stone Harbor Emerging Markets Debt Fund

The total return of the Stone Harbor Emerging Markets Debt Fund (the “Fund”) for the 6-month period ended November 30, 2017 was 3.33% (net of expenses) and 3.69% (gross of expenses). This performance compares to a benchmark return of 2.92% for the JPMorgan EMBI Global Diversified Index. For the period, external sovereign bond credit spreads over comparable maturity U.S. Treasury securities tightened by 17 bps, ending the period at 288 bps.

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Stone Harbor Investment Funds	Shareholder Letter

November 30, 2017 (Unaudited)

The Fund outperformed its benchmark as a result of country selection and issue selection decisions. Off benchmark hard currency corporate debt exposure also enhanced relative returns, while off benchmark local currency sovereign debt exposure detracted from performance. Duration- adjusted returns that are explained by U.S. Treasury movements, as well as miscellaneous differences, were negative.

Positioning in Central Europe, the Middle East, and Africa contributed most to returns in excess of the benchmark, driven primarily by an overweight and issue selection in Ukraine. The most important factors driving Ukraine’s outperformance this period, in our view, have been the ongoing recovery in growth, proven success in implementing reforms, and the International Monetary Fund (“IMF”) support. Overweights in Azerbaijan, Iraq, and Ivory Coast also enhance performance. In Iraq, several key factors, including the country’s strong capacity and demonstrated willingness to pay, a successful IMF program, and rising oil prices and oil output, have been supportive of asset prices. In Latin America, the largest positive contributor to relative performance was an overweight and issue selection in Argentina; however, the positive attribution was more than offset by an overweight and issue selection in Venezuela. In Asia, underweights in low-beta, low-yielding credits, such as China and the Philippines, and issue selection in Indonesia and Malaysia enhanced performance.

Other positive contributors included off-benchmark exposure to hard currency corporate debt in Brazil (in line with Brazil sovereign debt, which benefitted from improving growth), and in Ghana.

Off-benchmark exposure to local currency debt, however, detracted from performance. Local bond markets in Turkey and South Africa performed poorly in the third quarter, on a relative basis. Turkey’s lira depreciated at the end of the quarter in reaction to Kurdistan’s vote for independence and continued to fall relative to the U.S. dollar in reaction to political events. We believe that the sell off in the South African rand was largely a response to external events, including the stronger U.S. dollar at the end of the third quarter.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately -$228 thousand. Over the course of the reporting period these derivative positions generated a net realized loss of approximately $5.1 million and $1.2 million in unrealized appreciation for a decrease in operations of $3.9 million. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Local Markets Fund

The total return of the Stone Harbor Local Markets Fund (the “Fund”) for the 6-month period ended November 30, 2017 was 2.05% (net of expenses) and 2.50% (gross of expenses). This performance compares to a benchmark return of 2.80% for the JPMorgan GBI-EM Global Diversified Index. Contributions to the index total return from foreign currency exchange ("FX") spot transactions and carry/duration were -0.25% and 0.31%, respectively. The Fund’s positive attribution from duration positioning was offset by FX exposure and issues, taxes and other considerations. Miscellaneous differences also detracted from relative performance.

The largest sources of the Fund’s underperformance were our positioning in Hungary and Thailand. The advance of the Euro relative to the U.S. dollar earlier in the period supported the returns for Hungary, and the Fund’s underweight in both FX and duration detracted from performance. In Asia, markets generally lagged the benchmark, except Thailand, where export-led growth and forecasts of a current account surplus supported the baht. The Fund’s underweights in FX and duration hurt performance during the period.

Other detractors included FX overweights in Argentina, Brazil, and Turkey. In Turkey, the Fund’s tactical overweight positioning reflects our view that the latest political tensions involving President Erdogan and his suspected scheme intended to circumvent U.S. sanctions against Iran, have been fully priced. Issues, taxes, and curve positioning in Brazil, Czech Republic, Poland, Romania, and Russia also detracted from relative returns.

The top contributors to relative performance included off-benchmark U.S. dollar-denominated securities in Argentina, which we added in the third quarter. Argentina’s return to more orthodox economic policies under the new Macri administration supported the hard currency asset prices. Duration positioning in several other countries - underweights in Czech Republic, Romania, and Turkey, and overweights in Brazil and Russia - contributed positively to performance. In Brazil, lower-than-target inflation and the Brazil central bank’s decision to cut policy interest rate continued to support local bond prices.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately $894 thousand. Over the course of the reporting period these derivative positions generated a net realized loss of approximately $19.1 million and $1.3 million in unrealized appreciation, for a decrease in operations of $17.8 million. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	3

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2017 (Unaudited)

Stone Harbor Emerging Markets Corporate Debt Fund

The total return of the Stone Harbor Emerging Markets Corporate Debt Fund (the “Fund”) for the 6-month period ended November 30, 2017 was 3.75% (net of expenses) and 4.26% (gross of expenses). This performance compares to a benchmark return of 2.69% for the CEMBI Broad Diversified. The index spread over comparable maturity U.S. Treasury securities tightened by 33 basis points, ending the period at 225 basis points. The high yield sub-sector outperformed, returning 3.81%, while the investment grade sector returned 1.90%. Returns from each of the major emerging markets (“EM”) regions (i.e., Africa, Asia, Eastern Europe, Latin America, and the Middle East) were positive, with the exception of the Middle East. Latin America generated the strongest returns, led by Brazil corporates that strengthened in line with sovereign debt. Top country performers included Ukraine (+15.95%), Latvia (+10.85%), and Ghana (+7.48%); the bottom performers included Israel (-3.85%), Qatar (+0.11%), and Bahrain (+0.40%). The positive performance of the EM corporate sector was driven primarily by rising oil prices and several positive company developments.

The Fund outperformed its benchmark due to both country and regional exposures and issue selection decisions. The largest positive contributors to Fund performance were an overweight exposure in Ukraine and an underweight exposure in Israel, which lagged all other country returns, declining primarily in response to the weak performance of Teva Pharmaceutical debt. An overweight exposure in Ghana and an underweight exposure in Qatar also enhanced returns. In Latin America, the top positive contributor to excess returns was an overweight exposure in Brazil, where the energy and mining sectors were the key drivers of strong returns. In Asia, an overweight exposure in Indonesia and an underweight exposure in South Korea contributed positively to excess returns.

In terms of issue selection, positive issue selection in Latin America, particularly in Argentina, Brazil, Chile, Colombia, and Mexico contributed most to excess returns. In other regions, strong issue selection in India, Indonesia, and Macau, as well as in the UAE enhanced relative performance. Some of this positive attribution was offset by issue selection in Ukraine.

From an industry perspective, overweight exposures to exploration & production, and metals/mining/steel, and underweight exposures to banking and pharmaceuticals were among the top contributors to excess returns. Issue selection in several industries, including banking, energy & production, food and beverage, and metals/mining/steel also enhanced performance.

Attribution from credit rating was positive, with the largest contributions from overweight in lower quality CCC rated credits. Overweights in B and BB rated credits also enhanced returns, as did underweights in the higher quality A and BBB rated credits, which underperformed during the review period.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund did not have exposure to these derivatives.

Stone Harbor Emerging Markets Debt Allocation Fund

The Stone Harbor Emerging Markets Debt Allocation Fund’s (the “Fund”) performance for the 6-month period ended November 30, 2017 was 2.72% (net of direct and indirect expenses) and 3.15% (gross of direct and indirect expenses). This compares to a blended benchmark (50% JPMorgan EMBI Global Diversified Index / 50% JPMorgan GBI-EM Global Diversified Index) return of 2.88%.

The Fund generated positive performance from asset allocation decisions throughout most of the reporting period, except in September and October, when local currency markets underperformed the blended benchmark.

Allocations to hard currency sovereign debt and out-of-benchmark exposure to U.S. dollar-denominated corporate debt enhanced relative performance, while local currency positioning detracted. Relative duration-adjusted returns that are explained by U.S. Treasury movements were positive, while miscellaneous difference, which represents pricing differences among other factors, was negative.

Within the hard currency sovereign debt allocation, positioning in Central Europe, the Middle East, and Africa contributed most to returns in excess of the benchmark, driven primarily by an overweight and issue selection in Ukraine. The most important factors driving Ukraine’s outperformance this period, in our view, have been the ongoing recovery in growth, proven success in implementing reforms, and IMF support. Overweights in Iraq and Ivory Coast also enhanced performance. In Iraq, several key factors, including the country’s strong capacity and demonstrated willingness to pay, a successful IMF program, and rising oil prices and oil output, have been supportive of asset prices. In Latin America, the largest positive contributor to relative performance was an overweight and issue selection in Argentina; however, the positive attribution was more than offset by an overweight and issue selection in Venezuela. In Asia, underweights in low-beta, low-yielding credits, such as China and the Philippines, and issue selection in Indonesia and Malaysia enhanced performance.

Within the local currency debt allocation, positioning in Hungary and Turkey detracted most from relative performance. The advance of the Euro relative to the U.S. dollar earlier in the period supported the returns for Hungary, and the Fund’s underweight in both FX and duration detracted from performance. In Turkey, the latest political tensions involving President Erdogan and his suspected scheme intended to circumvent U.S. sanctions against Iran, drove the weakness, particularly towards the end of the period. The Fund’s tactical overweight position reflects our view that the current developments have been fully priced.

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Stone Harbor Investment Funds	Shareholder Letter

November 30, 2017 (Unaudited)

Other detractors included FX overweights in South Africa and Thailand. We believe that the sell off in the South African rand was largely a response to external events, including the stronger U.S. dollar at the end of third quarter. In Asia, currency and local bond returns generally lagged the benchmark, except Thailand, where export-led growth and forecasts of a current account surplus supported the baht. The Fund’s underweights in Thailand FX and local duration hurt performance during the period. Issue selection in Poland and Romania also detracted from relative returns.

The top contributors to relative performance in local markets included FX and duration overweights in the Czech Republic, Poland, where appreciation of the Euro relative to the U.S. dollar supported markets, and in Russia, which was supported by rising oil prices.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of less than one thousand dollars. Over the course of the reporting period these derivative positions generated a net realized gain of approximately $1.4 thousand and $4 thousand in unrealized appreciation, for increase in operations of $5.4 thousand. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor High Yield Bond Fund

The Stone Harbor High Yield Bond Fund (the “Fund”) return for the 6-month period ended November 30, 2017 was 0.99% (net of expenses) and 1.32% (gross of expenses). This compares to a benchmark return of 2.07%. The benchmark was changed from the Citigroup High Yield Market Capped Index to the BofA Merrill Lynch High Yield Constrained Index beginning October 1, 2017.

During the review period, the high yield market was supported by positive earnings trends, improving credit fundamentals, and low default rates. Market performance was also reinforced by strong equity markets, optimism regarding U.S. government fiscal support through reduced regulations and a potential tax plan, and the Fed’s well telegraphed actions to the market. Oil prices rose during the period as OPEC agreements to cut production remained in place. The market was negatively impacted by a significant increase in idiosyncratic risks - an indication of, in our view, the latter part of a credit cycle, particularly on the larger industry sectors and an increase in geopolitical tensions.

High yield issuance increased 16% during the period compared to the same 6-month period in 2016, driven by repayment or refinancing of existing debt as tight spreads and low interest rates remained attractive to issuers. Retail flows were significantly negative for the period, eclipsing the outflow during the same 6-month period in 2016. High yield spreads, as represented by the current Index, tightened 16 basis points to end the period at 373 basis points. The average yield increased from 5.54% to 5.77%.

Top performing sectors at the index level for the period included Electric, which benefitted from mergers and acquisitions (“M&A”) activity, and Transportation. The bottom performers included Retail-Food & Drug, due to poor operating results in an intensely competitive environment, and Wireline with weak operating performance. Higher rated securities significantly outperformed due to a rise in idiosyncratic risk, particularly in the larger index sectors. Longer duration securities significantly outperformed shorter duration bonds.

The Fund underperformed the index largely as a result of negative issue selection. Security selection decisions in the consumer sectors, including Retail-Food & Drug and Retail Stores, detracted from relative returns as did security selection in Consumer Products. Negative contributions were partially offset by positive security selection in the Cable & Media sector. In terms of industry selection, an overweight to Cable & Media and an underweight to Finance detracted from performance. This performance was partially offset by an overweight and strong security selection to the Utilities sector. From a credit quality perspective, weak credit selection decisions in B-rated securities was partly offset by favorable issue selection in BB-rated bonds.

We believe the high yield market is fully valued and the market appears to be incorporating fundamental improvements in corporate earnings and credit trends in both the U.S. and Europe, and expectations of positive policy actions in the U.S. Idiosyncratic issues are increasing in the market and several large sectors are widening due to earnings disappointments in large cap issuers. Further, our concerns center on risks related to volatility in oil prices, policy missteps regarding trade and taxes in the U.S., the pace and the magnitude of the Fed’s interest rate increases, geopolitical tensions, and the result of the Brexit negotiation.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately ($36) thousand. Over the course of the reporting period these derivative positions generated a net realized gain of approximately $400 thousand and $134 thousand in unrealized depreciation for an increase in operations of $266 thousand. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	5

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2017 (Unaudited)

Stone Harbor Investment Grade Fund

The total return of the Stone Harbor Investment Grade Fund (the “Fund”) for the 6 months ended November 30, 2017 was 0.77% (net of expenses) and 1.03% (gross of expenses). This performance compares to a benchmark return of 0.68% for the Bloomberg Barclays U.S. Aggregate Index. The Fund’s outperformance is primarily attributable to sector weighting and security selection decisions in investment grade corporate and government bonds. Asset allocation effects accounted for a significant portion of the outperformance, with an overweight to corporates and an underweight to Governments serving as the primary driver. The remaining excess returns were attributable to investment grade corporate security selection, led by issues within the bank and electric utility sectors.

The 6-month period was marked by a generally positive investor environment, characterized by improving growth, stable inflation, higher government bond yields, and tighter credit spreads. While growth in Europe remained strong and above trend, U.S. growth jumped to above 3% at an annualized rate during each of the past two quarters. Growth in Japan and the emerging markets was also robust, creating arguably the strongest global growth seen for some time. U.S. unemployment pushed lower to 4.1%, while year-over-year consumer price index remained at around 2.0%. With diminishing spare capacity a core focus of the Fed, the Fed Funds target rate was raised to 1.25% in June with further guidance pointing to the likelihood of a December rate rise and possible further rises through the course of 2018. The ECB indicated that it will commence quantitative easing (“QE”) tapering from January of 2018.

Against this background of strong growth and rising official rates, government bonds yields moved higher. U.S. Treasury ten- year yield rose from 2.20% to 2.40%, and German ten-year yields from 0.30% to 0.35%. These, relatively modest moves, reflected a measured pace of policy tightening adopted by central banks, which in turn allowed further credit spread compression. U.S. investment grade, U.S. High Yield, and European High Yield and emerging markets sovereign debt each tightened by 14 to 17 bps; and emerging markets corporate debt spread tightened by 33 bps. Generally, the Emerging Markets outperformed, reflecting renewed growth momentum in these regions.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund did not have exposure to these derivatives.

Stone Harbor Strategic Income Fund

The total return of the Strategic Income Fund (the “Fund”) for the 6 month period ending November 30, 2017 was 1.12% (net of direct and indirect expenses) and 1.47% (gross of direct and indirect expenses). This performance compares to a benchmark return of 1.94% for the Bloomberg Barclays Global Credit Index (Hedged into USD). The Fund outperformed its benchmark as a result of certain asset allocation, duration and individual credit decisions. During the period the Fund was overweight both the high yield and emerging debt sectors relative to the index, which drove a significant portion of the positive contribution from asset allocation. Partially offsetting these positive effects were costs associated with credit hedges during a period of tighter credit spreads. Within individual portfolio sectors the Fund experienced outperformance in investment grade, hard currency emerging debt and emerging market corporates, while underperforming within the high yield and emerging local currency segments. The Fund’s duration positioning (short relative to the benchmark) also contributed to the underperformance during the period as developed market government rates edged lower.

The 6-month period was marked by a generally positive investor environment, characterized by improving growth, stable inflation, higher government bond yields, and tighter credit spreads. While growth in Europe remained strong and above trend, U.S. growth jumped to above 3% at an annualized rate during each of the past two quarters. Growth in Japan and the emerging markets was also robust, creating arguably the strongest global growth seen for some time. U.S. unemployment pushed lower to 4.1%, while year-over-year consumer price index remained at around 2.0%. With diminishing spare capacity a core focus of the Fed, the Fed Funds target rate was raised to 1.25% in June with further guidance pointing to the likelihood of a December rate rise and possible further rises through the course of 2018. The ECB indicated that it will commence QE tapering from January of 2018.

Against this background of strong growth and rising official rates, government bonds yields moved higher. U.S. Treasury ten- year yield rose from 2.20% to 2.40%, and German ten-year yields from 0.30% to 0.35%. These, relatively modest moves, reflected a measured pace of policy tightening adopted by central banks, which in turn allowed further credit spread compression. U.S. investment grade, U.S. High Yield, and European High Yield and emerging markets sovereign debt each tightened by 14 to 17 bps; and emerging markets corporate debt spread tightened by 33 bps. Generally, the Emerging Markets outperformed, reflecting renewed growth momentum in these regions.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately $121 thousand. Over the course of the reporting period these derivative positions generated a net realized loss of approximately $119 thousand and $12 thousand in unrealized depreciation for a decrease in operations of $131 thousand. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

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Stone Harbor Investment Funds	Shareholder Letter

November 30, 2017 (Unaudited)

Stone Harbor 500 Plus Fund

The total return of the Stone Harbor 500 Plus Fund (the “Fund”) for the six month period ending November 30, 2017 was 11.16% (net of expenses) and 11.47% (gross of expenses). This performance compares favorably versus the Fund’s benchmark, the S&P 500 Index, which returned 10.89% over that time period.

The Fund’s strategy of purchasing S&P futures, in an attempt to replicate the performance of the S&P 500 Index, while investing the remainder of the Fund’s cash in a portfolio of fixed income instruments designed to outperform USD 3-month LIBOR proved advantageous during the period. The 60 bps of performance above the S&P 500 can be attributed to two key areas: 1) the index replication 2) the overlay portfolio. The Fund’s index replication strategy underperformed the S&P 500 by 10 bps over the time period due mainly to cash drag associated with maintaining the margin on the long futures position. The overlay portfolio, which is comprised of mainly floating rate or short weighted average life fixed rate securitized bonds, outperformed 3-month LIBOR by approximately 70 basis points. At the end of November, the Fund was allocated approximately 40% to non-agency residential mortgage backed securities (RMBS), 22% to commercial mortgage backed securities (CMBS), 16% to asset backed securities (ABS), and 22% cash, which results a yield-to-maturity of 2.25% and AA+ rated average credit quality.

Looking forward, with credit spreads tightening considerably in 2017, we have allowed cash to build in the Fund’s portfolio with the expectation that mortgage spreads are likely to widen modestly when supply from the Fed’s MBS tapering hits the market in 2018. We are applying a defensive strategy to the bonds we are purchasing by focusing on higher rated positions in what are currently less volatile segments of the securitized markets.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately $104 thousand. Over the course of the period these derivative positions generated a net realized gain of approximately $134 thousand and $87 thousand in unrealized appreciation for an increase in operations of $222 thousand. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Sincerely,

Thomas K. Flanagan

Chairman of the Board of Trustees

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	7

Stone Harbor Investment Funds	Disclosure of Fund Expenses

November 30, 2017 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and/or redemption fees (if applicable) and (2) ongoing costs, including management fees and other Fund expenses. The below examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on June 1, 2017 and held until November 30, 2017.

Actual Expenses. The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads) or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON ACTUAL TOTAL RETURN

	Actual Total Return	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND	3.33%	$1,000.00	$1,033.30	0.72%	$3.67
STONE HARBOR HIGH YIELD BOND FUND	0.99	1,000.00	1,009.90	0.65	3.28
STONE HARBOR LOCAL MARKETS FUND	2.05	1,000.00	1,020.50	0.89	4.51
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND	3.75	1,000.00	1,037.50	1.00	5.11
STONE HARBOR INVESTMENT GRADE FUND	0.77	1,000.00	1,007.70	0.51	2.57
STONE HARBOR STRATEGIC INCOME FUND	1.12	1,000.00	1,011.20	0.07	0.35
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND	2.72	1,000.00	1,027.20	0.05	0.25
STONE HARBOR 500 PLUS FUND	11.16	1,000.00	1,111.60	0.61	3.23

BASED ON HYPOTHETICAL TOTAL RETURN

	Hypothetical Annualized Total Return	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND	5.00%	$1,000.00	$1,021.46	0.72%	$3.65
STONE HARBOR HIGH YIELD BOND FUND	5.00	1,000.00	1,021.81	0.65	3.29
STONE HARBOR LOCAL MARKETS FUND	5.00	1,000.00	1,020.61	0.89	4.51
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND	5.00	1,000.00	1,020.05	1.00	5.06
STONE HARBOR INVESTMENT GRADE FUND	5.00	1,000.00	1,022.51	0.51	2.59
STONE HARBOR STRATEGIC INCOME FUND	5.00	1,000.00	1,024.72	0.07	0.36
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND	5.00	1,000.00	1,024.82	0.05	0.25
STONE HARBOR 500 PLUS FUND	5.00	1,000.00	1,022.01	0.61	3.09

(1)	Annualized, based on the Fund's most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365. Note this expense example is typically based on a six-month period.

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Stone Harbor Investment Funds	Summaries of Portfolio Holdings

November 30, 2017 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND
Country Breakdown(1)%
Brazil	8.10%
Turkey	7.97%
Ukraine	7.35%
Argentina	6.82%
Mexico	6.43%
Iraq	4.38%
Indonesia	4.20%
Dominican Republic	3.50%
Russia	3.41%
Colombia	3.38%
Gabon	2.35%
Costa Rica	2.32%
Egypt	2.18%
Ecuador	2.17%
Azerbaijan	2.13%
Malaysia	2.07%
Ivory Coast	2.06%
Lebanon	2.02%
South Africa	1.72%
Uruguay	1.66%
Sri Lanka	1.46%
Kazakhstan	1.46%
Venezuela	1.41%
China	1.38%
Oman	1.38%
Nigeria	1.28%
El Salvador	1.24%
Cameroon	1.01%
Panama	0.98%
Qatar	0.97%
Peru	0.81%
Kenya	0.76%
Croatia	0.75%
Ghana	0.75%
Jordan	0.58%
Zambia	0.50%
Paraguay	0.49%
Senegal	0.47%
Bahrain	0.35%
Montenegro	0.32%
India	0.26%
Jamaica	0.25%
Angola	0.22%
Georgia	0.22%
Chile	0.21%
Ethiopia	0.21%
Total	95.94%
Short Term Security	3.11%
Other Assets in Excess of Liabilities	0.95%
Total Net Assets	100.00%
STONE HARBOR HIGH YIELD BOND FUND
Industry Breakdown	%
Exploration & Production	9.51%
Media Cable	8.12%
Healthcare	7.43%
Media Other	7.41%
Electric	5.57%
Food/Beverage/Tobacco	4.51%
Technology	4.51%
Industrial Other	3.96%
Wireless	3.94%
Building Products	3.87%
Drillers/Services	3.78%
Chemicals	3.64%
Containers/Packaging	3.53%
Gaming	3.39%
Wirelines	2.79%
Paper/Forest Products	2.66%
Automotive	2.54%
Diversified Manufacturing/Industrial	2.37%
Leisure	2.07%
Retail Food/Drug	1.62%
Metals/Mining/Steel	1.57%
Consumer Products	1.35%
Satellite	1.06%
Services Other	1.01%
Retail Non Food/Drug	0.90%
Capital Goods	0.89%
Telecommunications	0.80%
Textile/Apparel	0.52%
Utilities	0.42%
Building Products & Builders	0.30%
Total	96.04%
Money Market Fund	3.19%
Other Assets in Excess of Liabilities	0.77%
Total Net Assets	100.00%

(1)	Country refers to country of primary risk exposure, as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). In certain instances, a security’s country of incorporation may be different from its country of risk.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	9

Stone Harbor Investment Funds	Summaries of Portfolio Holdings

November 30, 2017 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND
Country Breakdown(1)%
Mexico	11.11%
Brazil	10.53%
Russia	10.49%
Indonesia	10.31%
South Africa	9.70%
Turkey	7.16%
Colombia	6.32%
Poland	4.84%
Malaysia	3.12%
Thailand	1.43%
Egypt	0.90%
Ukraine	0.79%
Iraq	0.70%
Uruguay	0.69%
Peru	0.60%
Argentina	0.56%
Chile	0.19%
Total	79.44%
Short Term Security	7.57%
Other Assets in Excess of Liabilities	12.99%
Total Net Assets	100.00%

(1)	Country refers to country of primary risk exposure, as determined by Stone Harbor. In certain instances, a security’s country of incorporation may be different from its country of risk.
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND
Country Breakdown(1)%
China	8.02%
Brazil	8.02%
Mexico	6.43%
Indonesia	5.37%
India	5.06%
United Arab Emirates	4.91%
Colombia	4.88%
Turkey	4.61%
Thailand	4.29%
Chile	3.74%
Ukraine	3.53%
Hong Kong	3.50%
Peru	3.31%
Macau	3.26%
Russia	2.90%
Qatar	2.70%
Argentina	2.69%
Ghana	1.90%
Algeria	1.82%
Saudi Arabia	1.79%
Malaysia	1.69%
Singapore	1.69%
Jamaica	1.59%
South Korea	1.38%
Kuwait	1.36%
Israel	1.27%
Nigeria	1.16%
Guatemala	0.98%
Kazakhstan	0.92%
Philippines	0.90%
South Africa	0.89%
Morocco	0.44%
Total	97.00%
Short Term Security	2.42%
Other Assets in Excess of Liabilities	0.58%
Total Net Assets	100.00%

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Stone Harbor Investment Funds	Summaries of Portfolio Holdings

November 30, 2017 (Unaudited)

STONE HARBOR INVESTMENT GRADE FUND
Industry Breakdown	%
U.S. Treasury Bonds/Notes	18.75%
U.S. Government Agency Mortgage Backed	18.21%
Asset Backed/Commercial Mortgage Backed	15.23%
Banking	8.60%
Electric	4.01%
Gas Pipelines	2.61%
Automotive	2.21%
Technology	1.72%
Media Cable	1.69%
Real Estate Investment Trust (REITs)	1.69%
Wirelines	1.65%
Food and Beverage	1.49%
Non Captive Finance	1.46%
Healthcare	1.42%
Exploration & Production	1.36%
Media Other	1.27%
Retail Non Food/Drug	1.25%
Metals/Mining/Steel	0.93%
Retail Food/Drug	0.90%
Life Insurance	0.85%
Aerospace/Defense	0.84%
Transportation Non Air/Rail	0.82%
Pharmaceuticals	0.65%
Refining	0.45%
Paper/Forest Products	0.43%
Building Products	0.42%
Construction Machinery	0.41%
Wireless	0.41%
Drillers/Services	0.23%
Leisure	0.21%
Total	92.17%
Money Market Fund	7.53%
Other Assets in Excess of Liabilities	0.30%
Total Net Assets	100.00%
STONE HARBOR STRATEGIC INCOME FUND
Industry Breakdown	%
Stone Harbor High Yield Bond Fund	34.82%
Stone Harbor Investment Grade Fund	31.18%
Stone Harbor Emerging Markets Debt Fund	17.44%
Stone Harbor Local Markets Fund	12.68%
Stone Harbor Emerging Markets Corporate Debt	2.52%
Total	98.64%
Money Market Fund	0.15%
Other Assets in Excess of Liabilities	1.21%
Total Net Assets	100.00%

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND
Industry Breakdown	%
Stone Harbor Local Markets Fund	56.97%
Stone Harbor Emerging Markets Debt Fund	42.31%
Total	99.28%
Money Market Fund	0.03%
Other Assets in Excess of Liabilities	0.69%
Total Net Assets	100.00%

STONE HARBOR 500 PLUS FUND
Industry Breakdown	%
Financial Other	41.20%
Other Asset Backed Securities	16.95%
Non Corporate	4.48%
Real Estate Investment Trust (REITs)	4.28%
Retail Non Food/Drug	4.14%
Commercial Mortgage Backed Securities	4.14%
Transportation Non Air/Rail	4.14%
WL Collateralized Mortgage Obligation	3.60%
Total	82.93%
Money Market Fund	12.02%
Other Assets in Excess of Liabilities	5.05%
Total Net Assets	100.00%

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	11

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2017 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Fund and the JPMorgan Emerging Markets Bond Index Global Diversified (JPMorgan EMBI Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, August 16, 2007)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
Stone Harbor Emerging Markets Debt Fund	3.33%	12.07%	6.37%	3.46%	6.83%	7.47%
JPMorgan EMBI Global Diversified Index	2.92%	10.91%	6.02%	4.57%	7.28%	7.75%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2017 (Unaudited)

STONE HARBOR HIGH YIELD BOND FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor High Yield Bond Fund and the Bank of America Merrill Lynch US High Yield Master Constrained Index. Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, August 16, 2007)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
Stone Harbor High Yield Bond Fund	0.99%	7.05%	3.46%	4.46%	6.20%	6.37%
BoA ML US High Yield Master Constrained Index*	2.27%	9.28%	5.79%	6.08%	7.96%	7.98%
Citigroup High Yield Market Capped Index	2.20%	8.65%	5.20%	5.61%	7.48%	7.49%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

*	Effective September 30, 2017, the benchmark of the Fund is the Bank of America (“BoA”) Merrill Lynch US High Yield Master Constrained Index. The BoA Merrill Lynch US High Yield Master Constrained Index is comprised of all securities in the BoA Merrill Lynch US High Yield Index with issuer exposure capped at 2%. The BoA Merrill Lynch US High Yield Master Constrained Index is a broader index, inclusive of European domiciled issuers, and is considered by the Adviser to be a better representation of the Fund’s overall strategy than the Fund’s previous benchmark, the Citigroup High Yield Market Capped Index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	13

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2017 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Local Markets Fund and the JPMorgan Global Bond Index - Emerging Markets Global Diversified (JPMorgan GBI-EM Global Diversified). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, June 30, 2010)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Local Markets Fund	2.05%	15.21%	-0.85%	-3.14%	0.48%
JPMorgan GBI-EM Global Diversified Index	2.80%	15.04%	-0.21%	-1.52%	2.07%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2017 (Unaudited)

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Market Corporate Debt Fund and the JPMorgan Corporate Emerging Market Bond Index - Broad Diversified (JPMorgan CEMBI Broad Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, June 1, 2011)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Emerging Markets Corporate Debt Fund	3.75%	9.93%	5.62%	4.49%	3.99%
JPMorgan CEMBI Broad Diversified Index	2.69%	8.46%	5.44%	4.70%	5.47%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	15

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2017 (Unaudited)

STONE HARBOR INVESTMENT GRADE FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Investment Grade Fund and the Bloomberg Barclays U.S. Aggregate Index. Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, December 18, 2013)

	6 Month	1 Year	3 Year	Since Inception
Stone Harbor Investment Grade Fund	0.77%	3.47%	2.04%	3.01%
Bloomberg Barclays U.S. Aggregate Index	0.68%	3.21%	2.11%	3.01%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2017 (Unaudited)

STONE HARBOR STRATEGIC INCOME FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Strategic Income Fund and the Bloomberg Barclays Global Credit Index (Hedged USD). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, December 18, 2013)

	6 Month	1 Year	3 Year	Since Inception
Stone Harbor Strategic Income Fund	1.12%	6.13%	3.23%	3.90%
Bloomberg Barclays Global Credit Index (Hedged USD)	1.94%	6.26%	4.03%	4.78%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	17

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2017 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Allocation Fund, the JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index and the Blend Index (50% JPMorgan EMBI Global Diversified Index and 50% JP Morgan GBI-EM Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, October 20, 2014)

	6 Month	1 Year	3 Year	Since Inception
Stone Harbor Emerging Markets Debt Allocation Fund	2.72%	13.52%	2.51%	2.19%
JPMorgan EMBI Global Diversified Index	2.92%	10.91%	6.02%	6.05%
JPMorgan GBI-EM Global Diversified Index	2.80%	15.04%	-0.21%	-0.67%
Blend Index (50% JPMorgan EMBI Global Diversified Index and 50% JPMorgan GBI-EM Global Diversified Index)	2.88%	12.99%	2.94%	2.71%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2017 (Unaudited)

STONE HARBOR 500 PLUS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor 500 Plus Fund and S&P 500 Index. Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, January 19, 2017)

	1 Month	3 Month	6 Month	YTD	Since Inception
Stone Harbor 500 Plus Fund	3.04%	7.73%	11.16%	19.73%	19.73%
S&P 500 Index	3.07%	7.65%	10.89%	19.06%	19.06%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	19

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 74.83%
Angola - 0.22%
Republic of Angola	USD	9.50%	11/12/25	2,297,000	$2,594,174	(1)

Argentina - 6.73%
Provincia del Chaco	USD	9.38%	08/18/24	1,886,000	2,003,875	(1)
Republic of Argentina:
	USD	6.63%	07/06/28	1,707,000	1,830,757
	EUR	7.82%	12/31/33	11,305,474	15,592,546
	EUR	7.82%	12/31/33	36,015,036	49,216,593
	EUR	2.26%	12/31/38	11,720,000	9,953,140	(2)
					78,596,911

Azerbaijan - 1.21%
Republic of Azerbaijan:
	USD	4.75%	03/18/24	2,403,000	2,469,082	(1)
	USD	4.75%	03/18/24	11,312,000	11,623,080	(3)
					14,092,162

Bahrain - 0.35%
Kingdom of Baharain	USD	7.00%	10/12/28	4,022,000	4,052,165	(3)

Brazil - 3.69%
Brazil Minas SPE via State of Minas Gerais:
	USD	5.33%	02/15/28	1,851,000	1,888,020	(3)
	USD	5.33%	02/15/28	13,250,000	13,515,000	(1)
Nota Do Tesouro Nacional:
	BRL	10.00%	01/01/23	18,870,000	5,768,599
	BRL	10.00%	01/01/27	18,670,000	5,584,834
Republic of Brazil:
	USD	8.25%	01/20/34	1,531,000	2,009,437
	USD	5.00%	01/27/45	13,246,000	12,398,256
	USD	5.63%	02/21/47	1,865,000	1,906,963
					43,071,109

Cameroon - 1.01%
Republic of Cameroon:
	USD	9.50%	11/19/25	400,000	479,500	(1)
	USD	9.50%	11/19/25	9,448,000	11,325,790	(3)
					11,805,290

Colombia - 3.38%
Bogota Distrio Capital	COP	9.75%	07/26/28	624,000,000	222,635	(1)
Republic of Colombia:
	USD	4.38%	07/12/21	4,480,000	4,725,280
	USD	4.00%	02/26/24	16,448,000	17,031,904
	COP	10.00%	07/24/24	14,702,000,000	5,893,658
	USD	4.50%	01/28/26	801,000	857,270
	USD	5.63%	02/26/44	2,617,000	2,972,912
	USD	5.00%	06/15/45	7,392,000	7,746,816
					39,450,475

Costa Rica - 2.04%
Republic of Costa Rica:
	USD	4.25%	01/26/23	11,210,000	11,027,838	(1)
	USD	4.38%	04/30/25	2,091,000	2,032,232	(1)
	USD	7.00%	04/04/44	2,156,000	2,247,630	(1)

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Costa Rica (continued)
Republic of Costa Rica: (continued)
	USD	7.00%	04/04/44	5,475,000	$5,707,687	(3)
	USD	7.16%	03/12/45	2,673,000	2,840,063	(1)
					23,855,450

Croatia - 0.75%
Croatian Government:
	USD	6.63%	07/14/20	2,652,000	2,898,968	(1)
	USD	5.50%	04/04/23	5,258,000	5,807,461	(1)
					8,706,429

Dominican Republic - 3.50%
Dominican Republic:
	USD	9.04%	01/23/18	899,373	907,242	(1)
	USD	7.50%	05/06/21	12,750,000	13,956,086	(1)
	USD	6.60%	01/28/24	1,632,000	1,838,424	(1)
	USD	5.88%	04/18/24	447,000	484,995	(3)
	USD	5.50%	01/27/25	7,321,000	7,787,714	(1)
	USD	6.88%	01/29/26	5,512,000	6,336,788	(1)
	USD	5.95%	01/25/27	4,226,000	4,586,161	(3)
	USD	8.63%	04/20/27	1,199,000	1,454,993	(1)
	USD	7.45%	04/30/44	2,915,000	3,479,781	(3)
					40,832,184

Ecuador - 1.73%
Republic of Ecuador:
	USD	7.95%	06/20/24	900,000	938,250	(3)
	USD	7.95%	06/20/24	8,261,000	8,612,092	(1)
	USD	9.65%	12/13/26	1,550,000	1,741,813	(1)
	USD	8.88%	10/23/27	8,361,000	8,916,463	(3)
					20,208,618

Egypt - 2.18%
Republic of Egypt:
	EGP	0.00%	12/26/17	112,125,000	6,267,174	(4)
	EGP	0.00%	06/19/18	111,300,000	5,730,636	(4)
	USD	6.13%	01/31/22	4,732,000	4,936,068	(3)
	USD	6.88%	04/30/40	2,026,000	2,043,727	(3)
	USD	8.50%	01/31/47	5,675,000	6,483,688	(3)
					25,461,293

El Salvador - 1.24%
Republic of El Salvador:
	USD	7.38%	12/01/19	190,000	200,185	(3)
	USD	7.75%	01/24/23	2,955,000	3,213,562	(1)
	USD	5.88%	01/30/25	433,000	427,047	(3)
	USD	5.88%	01/30/25	1,789,000	1,764,401	(1)
	USD	6.38%	01/18/27	819,000	819,000	(3)
	USD	6.38%	01/18/27	1,697,000	1,697,000	(1)
	USD	8.25%	04/10/32	867,000	974,291	(3)
	USD	7.65%	06/15/35	1,892,000	1,996,060	(1)
	USD	7.63%	02/01/41	3,241,000	3,415,204	(1)
					14,506,750

Ethiopia - 0.21%
Federal Democratic Republic of Ethiopia:
	USD	6.63%	12/11/24	908,000	943,752	(3)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	21

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Ethiopia (continued)
Federal Democratic Republic of Ethiopia: (continued)
	USD	6.63%	12/11/24	1,400,000	$1,455,125	(1)
					2,398,877

Gabon - 2.35%
Republic of Gabon:
	USD	8.20%	12/12/17	43,000	43,134	(3)
	USD	6.38%	12/12/24	5,937,801	5,930,379	(3)
	USD	6.38%	12/12/24	8,284,014	8,273,659	(1)
	USD	6.95%	06/16/25	12,927,000	13,201,699	(3)
					27,448,871

Georgia - 0.22%
Republic of Georgia	USD	6.88%	04/12/21	2,308,000	2,590,730	(3)

Ghana - 0.51%
Republic of Ghana	USD	10.75%	10/14/30	4,368,000	5,907,720	(1)

Indonesia - 2.05%
Republic of Indonesia:
	USD	5.88%	01/15/24	1,936,000	2,209,741	(1)
	USD	4.13%	01/15/25	2,723,000	2,834,697	(1)
	USD	4.75%	01/08/26	985,000	1,066,238	(1)
	USD	8.50%	10/12/35	5,760,000	8,578,800	(1)
	USD	6.63%	02/17/37	3,550,000	4,530,687	(1)
	USD	5.25%	01/17/42	1,380,000	1,542,150	(1)
	USD	6.75%	01/15/44	948,000	1,254,323	(1)
	USD	5.13%	01/15/45	1,770,000	1,949,213	(1)
					23,965,849

Iraq - 3.79%
Republic of Iraq:
	USD	6.75%	03/09/23	12,305,000	12,458,812	(3)
	USD	5.80%	01/15/28	33,168,000	31,799,820	(1)
					44,258,632

Ivory Coast - 2.06%
Ivory Coast Government:
	USD	5.38%	07/23/24	1,314,000	1,332,068	(1)
	USD	5.38%	07/23/24	5,955,000	6,036,881	(3)
	EUR	5.13%	06/15/25	3,511,000	4,474,110	(3)
	USD	5.75%	12/31/32	3,247,225	3,247,225	(1)(2)
	USD	6.13%	06/15/33	8,967,000	9,023,044	(3)
					24,113,328

Jordan - 0.58%
Kingdom of Jordan:
	USD	6.13%	01/29/26	1,060,000	1,093,125	(1)
	USD	5.75%	01/31/27	1,412,000	1,399,645	(3)
	USD	5.75%	01/31/27	2,750,000	2,725,937	(1)
	USD	7.38%	10/10/47	1,485,000	1,533,263
					6,751,970

Kenya - 0.76%
Republic of Kenya	USD	6.88%	06/24/24	8,441,000	8,926,357	(3)

22	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Lebanon - 2.02%
Lebanese Republic:
	USD	5.15%	11/12/18	2,622,000	$2,595,780
	USD	6.10%	10/04/22	7,175,000	6,852,125
	USD	6.40%	05/26/23	1,393,000	1,337,280
	USD	6.60%	11/27/26	533,000	505,017
	USD	6.85%	03/23/27	2,441,000	2,337,258
	USD	6.75%	11/29/27	1,643,000	1,548,527
	USD	6.65%	11/03/28	9,000,000	8,403,750
					23,579,737

Malaysia - 2.07%
1MDB Global Investments Ltd.	USD	4.40%	03/09/23	25,000,000	24,218,750	(1)

Mexico - 0.49%
United Mexican States:
	USD	4.75%	03/08/44	1,341,000	1,371,173
	USD	4.60%	01/23/46	4,300,000	4,304,300
					5,675,473

Montenegro - 0.32%
Republic of Montenegro	EUR	5.75%	03/10/21	2,891,000	3,794,459	(3)

Nigeria - 1.04%
Republic of Nigeria:
	USD	6.50%	11/28/27	4,166,000	4,254,528	(3)
	USD	7.88%	02/16/32	3,765,000	4,174,444	(3)
	USD	7.63%	11/28/47	3,589,000	3,705,642	(3)
					12,134,614

Oman - 1.38%
Oman Government:
	USD	4.75%	06/15/26	1,033,000	1,012,340	(3)
	USD	5.38%	03/08/27	5,035,000	5,126,259	(1)
	USD	6.50%	03/08/47	9,871,000	9,945,033	(3)
					16,083,632

Panama - 0.98%
Republic of Panama:
	USD	4.00%	09/22/24	1,158,000	1,237,323
	USD	3.75%	03/16/25	1,348,000	1,411,188
	USD	9.38%	04/01/29	4,138,000	6,274,242
	USD	8.13%	04/28/34	1,779,000	2,517,285
					11,440,038

Paraguay - 0.49%
Republic of Paraguay	USD	6.10%	08/11/44	4,999,000	5,736,353	(3)

Peru - 0.58%
Republic of Peru	USD	6.55%	03/14/37	4,968,000	6,756,480

Qatar - 0.97%
State of Qatar	USD	4.50%	01/20/22	10,710,000	11,319,131	(3)

Russia - 2.96%
Russian Federation:
	USD	5.00%	04/29/20	3,066,000	3,233,864	(3)
	RUB	7.40%	12/07/22	382,875,000	6,573,910
	USD	4.75%	05/27/26	10,200,000	10,819,650	(1)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	23

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Russia (continued)
Russian Federation: (continued)
	RUB	8.15%	02/03/27	318,000,000	$5,707,273
	USD	4.25%	06/23/27	1,200,000	1,230,300	(1)
	USD	5.25%	06/23/47	6,800,000	7,033,750	(1)
					34,598,747

Senegal - 0.47%
Republic of Senegal	USD	6.25%	05/23/33	5,206,000	5,437,016	(3)

South Africa - 1.61%
Republic of South Africa:
	USD	4.67%	01/17/24	2,882,000	2,932,435
	USD	5.88%	09/16/25	9,017,000	9,732,724
	USD	4.30%	10/12/28	6,441,000	6,078,694
					18,743,853

Sri Lanka - 1.46%
Republic of Sri Lanka:
	USD	6.25%	10/04/20	1,029,000	1,089,454	(1)
	USD	6.25%	07/27/21	3,475,000	3,713,906	(1)
	USD	5.88%	07/25/22	11,565,000	12,242,362	(3)
					17,045,722

Turkey - 7.68%
Republic of Turkey:
	USD	5.63%	03/30/21	3,695,000	3,877,441
	TRY	11.00%	03/02/22	42,807,000	10,264,760
	USD	6.25%	09/26/22	5,239,000	5,658,120
	USD	3.25%	03/23/23	4,598,000	4,333,615
	USD	5.75%	03/22/24	3,248,000	3,408,370
	USD	6.00%	03/25/27	25,152,000	26,472,480
	USD	10.50%	08/11/27	24,860,000	5,812,030
	USD	6.88%	03/17/36	3,493,000	3,816,102
	USD	6.75%	05/30/40	1,206,000	1,299,766
	USD	6.63%	02/17/45	2,931,000	3,095,869
	USD	5.75%	05/11/47	22,815,000	21,617,213
					89,655,766

Ukraine - 7.35%
Ukraine Government:
	USD	7.75%	09/01/19	216,000	227,124	(3)
	USD	7.75%	09/01/20	2,540,000	2,700,338	(1)
	USD	7.75%	09/01/20	4,323,000	4,595,889	(3)
	USD	7.75%	09/01/22	4,458,000	4,749,442	(3)
	USD	7.75%	09/01/22	6,188,000	6,592,540	(1)
	USD	7.75%	09/01/23	3,096,000	3,298,401	(3)
	USD	7.75%	09/01/24	2,269,000	2,396,064	(1)
	USD	7.75%	09/01/24	4,083,000	4,311,648	(3)
	USD	7.75%	09/01/26	1,085,000	1,126,230	(1)
	USD	7.75%	09/01/26	2,382,000	2,472,516	(3)
	USD	7.75%	09/01/27	200,000	207,400	(1)
	USD	7.75%	09/01/27	16,546,000	17,158,202	(3)
	USD	7.38%	09/25/32	23,008,000	22,731,904	(3)
	USD	0.00%	05/31/40	23,806,000	13,230,185
					85,797,883

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Uruguay - 1.66%
Republic of Uruguay:
	USD	4.38%	10/27/27	16,295,742	$17,583,106
	USD	7.63%	03/21/36	1,228,017	1,752,994
					19,336,100

Venezuela - 0.24%
Republic of Venezuela:
	USD	13.63%	08/15/18	975,000	386,888	(1)
	USD	7.75%	10/13/19	9,574,500	2,453,466
					2,840,354
Zambia - 0.50%
Republic of Zambia:
	USD	5.38%	09/20/22	655,000	634,531	(3)
	USD	5.38%	09/20/22	3,998,000	3,873,063	(1)
	USD	8.50%	04/14/24	1,213,000	1,316,105	(3)
					5,823,699

TOTAL SOVEREIGN DEBT OBLIGATIONS					873,613,151
(Cost $834,343,773)

BANK LOANS - 1.31%
Brazil - 1.31%
Banco de Investimentos Credit Suisse Brasil SA - Brazil Loan Tranche A	USD	6.25%	01/10/18	7,988,000	7,964,468	(5)
Banco de Investimentos Credit Suisse Brasil SA - Brazil Loan Tranche B	USD	6.25%	01/10/18	7,300,000	7,278,494	(5)
					15,242,962

Indonesia - 0.00%(6)
PT Bakrie & Brothers TBK	USD	0.00%	11/25/14	600,659	60	(5)(7)

TOTAL BANK LOANS					15,243,022
(Cost $15,533,381)

CORPORATE BONDS - 19.21%
Argentina - 0.09%
Pampa Energia SA	USD	7.50%	01/24/27	984,000	1,075,512	(3)

Azerbaijan - 0.92%
Southern Gas Corridor CJSC	USD	6.88%	03/24/26	2,186,000	2,475,645	(3)
State Oil Co. of the Azerbaijan Republic	USD	4.75%	03/13/23	8,176,000	8,237,320
					10,712,965

Brazil - 3.10%
Adecoagro SA	USD	6.00%	09/21/27	3,751,000	3,713,490	(3)
Cosan Luxembourg SA	USD	7.00%	01/20/27	833,000	901,598	(3)
ESAL GmbH	USD	6.25%	02/05/23	1,509,000	1,458,071	(3)
Marfrig Holdings Europe BV	USD	8.00%	06/08/23	274,000	287,529	(3)
Minerva Luxembourg SA	USD	6.50%	09/20/26	3,274,000	3,401,588	(3)
Petrobras Global Finance BV:
	USD	8.75%	05/23/26	12,994,000	15,499,893
	USD	7.38%	01/17/27	9,826,000	10,884,751
					36,146,920

Chile - 0.21%
Geopark Ltd.	USD	6.50%	09/21/24	2,393,000	2,458,807	(3)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	25

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
China - 1.38%
Sinochem Overseas Capital Co. Ltd.	USD	6.30%	11/12/40	3,754,000	$4,873,161	(1)
Sinopec Group Overseas Development Ltd.:
	USD	3.90%	05/17/22	2,539,000	2,642,502	(3)
	USD	4.38%	10/17/23	2,706,000	2,891,253	(1)
	USD	4.38%	04/10/24	2,428,000	2,590,862	(3)
	USD	3.50%	05/03/26	3,063,000	3,094,426	(3)
					16,092,204

Costa Rica - 0.28%
Banco Nacional de Costa Rica	USD	5.88%	04/25/21	3,167,000	3,319,016	(3)

Ecuador - 0.44%
EP PetroEcuador via Noble Sovereign Funding I Ltd.	USD	3M US L +5.63%	09/24/19	2,700,632	2,768,147	(8)
Petroamazonas EP	USD	4.63%	02/16/20	2,410,000	2,353,980	(3)
					5,122,127

Ghana - 0.24%
Tullow Oil PLC	USD	6.25%	04/15/22	2,733,000	2,750,081	(1)

India - 0.26%
Vedanta Resources PLC:
	USD	6.38%	07/30/22	386,000	403,370	(3)
	USD	6.13%	08/09/24	2,608,000	2,676,460	(3)
					3,079,830

Indonesia - 2.15%
Indika Energy Capital II Pte, Ltd.	USD	6.88%	04/10/22	431,000	449,317	(3)
Indo Energy Finance II BV	USD	6.38%	01/24/23	1,592,000	1,627,820	(1)
Pertamina Persero PT:
	USD	4.88%	05/03/22	5,605,000	5,983,352	(3)
	USD	6.00%	05/03/42	796,000	906,445	(3)
	USD	6.00%	05/03/42	1,922,000	2,188,677	(1)
	USD	5.63%	05/20/43	4,428,000	4,830,151	(1)
	USD	6.45%	05/30/44	7,649,000	9,170,998	(1)
					25,156,760

Jamaica - 0.25%
Digicel Group, Ltd.	USD	7.13%	04/01/22	3,167,000	2,870,094	(3)

Kazakhstan - 1.46%
KazMunayGas National Co. JSC:
	USD	7.00%	05/05/20	1,086,000	1,185,912	(3)
	USD	7.00%	05/05/20	1,434,000	1,565,928	(1)
	USD	6.38%	04/09/21	7,141,000	7,837,248	(3)
Kaztransgas JSC	USD	4.38%	09/26/27	6,433,000	6,428,979	(3)
					17,018,067

Mexico - 5.94%
Axtel Sab Axtel De C.V.	USD	6.38%	11/14/24	2,321,000	2,356,627	(3)
Banco Nacional de Comercio Exterior SNC:
	USD	3.80%	08/11/26	4,845,000	4,832,888	(1)
	USD	3.80%	08/11/26	5,559,000	5,545,102	(3)
Comision Federal de Electricidad	USD	4.88%	01/15/24	1,538,000	1,647,582	(3)
Petroleos Mexicanos:
	USD	5.50%	01/21/21	562,000	601,340
	USD	6.38%	02/04/21	1,948,000	2,128,190
	EUR	5.50%	02/24/25	1,962,000	2,735,188	(1)

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Mexico (continued)
Petroleos Mexicanos: (continued)
	USD	4.50%	01/23/26	1,723,000	$1,726,963
	USD	6.50%	03/13/27	3,338,000	3,685,152	(3)
	USD	9.50%	09/15/27	1,062,000	1,330,155
	USD	6.50%	06/02/41	1,325,000	1,384,241
	USD	6.38%	01/23/45	6,751,000	6,911,336
	USD	5.63%	01/23/46	5,375,000	5,039,062
	USD	6.75%	09/21/47	772,000	816,390	(1)
	USD	6.75%	09/21/47	9,652,000	10,206,990	(3)
	USD	6.75%	09/21/47	17,457,000	18,460,778
					69,407,984

Nigeria - 0.24%
IHS Netherlands Holdco BV	USD	9.50%	10/27/21	2,630,000	2,810,813	(3)

Peru - 0.23%
Peru Payroll Deduction Finance Ltd.	USD	0.00%	11/01/29	3,455,092	2,660,421	(4)

Russia - 0.45%
Sberbank of Russia PJSC	USD	5.50%	02/26/24	5,165,000	5,287,669	(3)

South Africa - 0.11%
Eskom Holdings SOC Ltd.:
	USD	5.75%	01/26/21	672,000	666,624	(3)
	USD	7.13%	02/11/25	672,000	677,880	(3)
					1,344,504

Turkey - 0.29%
Turkiye Garanti Bankasi AS	USD	6.13%	05/24/27	3,359,000	3,339,014	(3)

Venezuela - 1.17%
Petroleos de Venezuela SA	USD	6.00%	05/16/24	60,489,976	13,610,245	(1)

TOTAL CORPORATE BONDS					224,263,033
(Cost $222,873,334)

CREDIT LINKED NOTES - 0.59%
Iraq - 0.59%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.59%	01/01/28	680,110,271	4,705,086	(5)(8)(9)
	JPY	2.86%	01/01/28	310,639,475	2,204,244	(5)(8)(9)
					6,909,330

TOTAL CREDIT LINKED NOTES					6,909,330
(Cost $9,240,897)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	27

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 3.11%
Money Market Mutual Funds - 3.11%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.21%	N/A	36,309,484	$36,313,115

TOTAL SHORT TERM INVESTMENTS					36,313,115
(Cost $36,310,346)

Total Investments - 99.05%					1,156,341,651
(Cost $1,118,301,731)
Other Assets In Excess of Liabilities - 0.95%					11,140,862	(10)

Net Assets - 100.00%					$1,167,482,513

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

BRL - Brazilian Real

COP - Colombian Peso

EGP - Egyptian Pound

EUR - Euro Currency

JPY - Japanese Yen

MXN - Mexican Peso

RUB - Russian Ruble

TRY - Turkish Lira

USD - United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of November 30, 2017 was 1.49%

(1)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2017, the aggregate market value of those securities was $305,067,737, which represents approximately 26.13% of net assets.
(2)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2017.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $355,003,531, which represents approximately 30.41% of net assets as of November 30, 2017.
(4)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(5)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(6)	Amount represents less than 0.005% of net assets.
(7)	Security is in default and therefore is non-income producing.
(8)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2017 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(9)	Non-income producing security.
(10)	Includes cash which is being held as collateral for forward foreign currency contracts.

28	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2017 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	MXN	223,461,760	Purchase	12/06/17	$11,987,039	$307,039
J.P. Morgan Chase & Co.	EUR	14,921,122	Purchase	12/11/17	17,769,292	307,905
						$614,944
Citigroup Global Markets	JPY	766,372,100	Sale	12/11/17	$6,812,499	$(46,601)
J.P. Morgan Chase & Co.	EUR	87,773,439	Sale	12/11/17	104,527,783	(2,156,740)
						$(2,203,341)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	29

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 87.94% Automotive - 2.05%
Allison Transmission	USD	4.75%	10/01/27	640,000	$647,200	(1)
Dana Financing Luxembourg Sarl	USD	6.50%	06/01/26	1,190,000	1,294,125	(1)
ZF North America Capital, Inc.	USD	4.75%	04/29/25	775,000	828,576	(1)
					2,769,901

Building Products - 3.87%
Beacon Escrow Corp.	USD	4.88%	11/01/25	320,000	327,000	(1)
Griffon Corp.:
	USD	5.25%	03/01/22	575,000	588,828
	USD	5.25%	03/01/22	615,000	629,791	(1)
NCI Building Systems, Inc.	USD	8.25%	01/15/23	395,000	420,675	(1)
Norbord, Inc.	USD	6.25%	04/15/23	505,000	551,712	(1)
RSI Home Products, Inc.	USD	6.50%	03/15/23	900,000	936,000	(1)
Standard Industries, Inc.	USD	5.38%	11/15/24	495,000	523,462	(1)
Summit Materials LLC / Summit Materials Finance Corp.	USD	6.13%	07/15/23	435,000	456,881
US Concrete, Inc.	USD	6.38%	06/01/24	745,000	802,738
					5,237,087

Capital Goods - 0.89%
SPX FLOW, Inc.	USD	5.63%	08/15/24	1,135,000	1,200,263	(1)

Chemicals - 3.06%
Axalta Coating Systems LLC	USD	4.88%	08/15/24	785,000	824,250	(1)
CF Industries, Inc.	USD	5.15%	03/15/34	1,400,000	1,401,750
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.	USD	5.38%	09/01/25	920,000	962,440	(1)
Versum Materials, Inc.	USD	5.50%	09/30/24	885,000	949,162	(1)
					4,137,602

Consumer Products - 1.35%
Energizer Holdings, Inc.	USD	5.50%	06/15/25	720,000	748,800	(1)
Revlon Consumer Products Corp.:
	USD	5.75%	02/15/21	645,000	517,613
	USD	6.25%	08/01/24	925,000	564,250
					1,830,663

Containers/Packaging - 2.33%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.	USD	6.00%	02/15/25	800,000	852,080	(1)
BWAY Holding Co.	USD	7.25%	04/15/25	460,000	477,825	(1)
Flex Acquisition Co., Inc.	USD	6.88%	01/15/25	380,000	392,112	(1)
Plastipak Holdings, Inc.	USD	6.25%	10/15/25	695,000	710,638	(1)
Signode Industrial Group Lux SA/Signode Industrial
Group US, Inc.	USD	6.38%	05/01/22	695,000	718,456	(1)
					3,151,111

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Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Drillers/Services - 3.78%
FTS International, Inc.	USD	6.25%	05/01/22	475,000	$461,938
Nabors Industries, Inc.	USD	5.50%	01/15/23	1,010,000	982,225
Parker Drilling Co.	USD	7.50%	08/01/20	780,000	717,600
Rowan Cos., Inc.	USD	7.38%	06/15/25	1,387,000	1,400,870
SESI LLC:
	USD	7.13%	12/15/21	990,000	1,014,750
	USD	7.75%	09/15/24	380,000	392,350	(1)
Transocean, Inc.	USD	7.50%	01/15/26	145,000	149,350	(1)
					5,119,083

Electric - 4.96%
Calpine Corp.	USD	5.75%	01/15/25	1,305,000	1,262,587
Covanta Holding Corp.	USD	5.88%	07/01/25	985,000	987,463
Dynegy, Inc.:
	USD	8.00%	01/15/25	1,035,000	1,143,675	(1)
	USD	8.13%	01/30/26	415,000	462,206	(1)
GenOn Energy, Inc.	USD	9.50%	10/15/18	1,587,000	1,134,705	(2)
NRG Energy, Inc.:
	USD	6.25%	07/15/22	1,210,000	1,265,962
		5.75%	01/15/28	450,000	457,313
					6,713,911

Exploration & Production - 9.44%
Callon Petroleum Co.	USD	6.13%	10/01/24	570,000	589,950
Continental Resources, Inc.:
	USD	5.00%	09/15/22	950,000	971,375
	USD	4.90%	06/01/44	970,000	926,350
Diamondback Energy, Inc.	USD	4.75%	11/01/24	835,000	848,569
EP Energy LLC / Everest Acquisition Finance, Inc.:
	USD	6.38%	06/15/23	1,035,000	574,425
	USD	8.00%	02/15/25	655,000	433,937	(1)
Series WI	USD	9.38%	05/01/20	293,000	218,285
Laredo Petroleum, Inc.	USD	5.63%	01/15/22	800,000	813,768
Murphy Oil Corp.:
	USD	4.45%	12/01/22	450,000	451,687
	USD	6.88%	08/15/24	430,000	463,863
Oasis Petroleum, Inc.	USD	6.88%	03/15/22	1,113,000	1,136,651
QEP Resources, Inc.:
	USD	5.38%	10/01/22	217,000	223,239
	USD	5.25%	05/01/23	910,000	925,925
Range Resources Corp.	USD	5.00%	03/15/23	675,000	671,625
Rsp Permian, Inc.	USD	5.25%	01/15/25	515,000	527,875
SM Energy Co.:
	USD	6.13%	11/15/22	705,000	717,338
	USD	5.63%	06/01/25	520,000	503,100
Southwestern Energy Co.	USD	6.70%	01/23/25	1,050,000	1,094,625
Targa Resources Partners LP	USD	4.25%	11/15/23	700,000	692,125
					12,784,712

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	31

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Food/Beverage/Tobacco - 4.19%
B&G Foods, Inc.	USD	5.25%	04/01/25	560,000	$573,944
Chobani LLC / Chobani Finance Corp., Inc.	USD	7.50%	04/15/25	535,000	583,819	(1)
Cott Holdings, Inc.	USD	5.50%	04/01/25	615,000	635,295	(1)
Dean Foods Co.	USD	6.50%	03/15/23	730,000	726,350	(1)
Pilgrim's Pride Corp.:
	USD	5.88%	09/30/27	265,000	278,250	(1)
	USD	5.75%	03/15/25	480,000	504,960	(1)
Pinnacle Foods Finance LLC / Pinnacle Food Finance Corp., Series WI	USD	5.88%	01/15/24	860,000	915,900
Post Holdings, Inc.:
	USD	5.50%	03/01/25	675,000	702,844	(1)
	USD	5.00%	08/15/26	755,000	750,281	(1)
					5,671,643

Gaming - 3.39%
Boyd Gaming Corp., Series WI	USD	6.38%	04/01/26	280,000	305,900
Eldorado Resorts, Inc.	USD	6.00%	04/01/25	485,000	513,033
Golden Nugget, Inc.	USD	6.75%	10/15/24	670,000	685,912	(1)
Jacobs Entertainment, Inc.	USD	7.88%	02/01/24	950,000	1,023,625	(1)
MGM Resorts International	USD	4.63%	09/01/26	650,000	666,250
MGMGrowth Properties Operating Partnership	USD	4.50%	09/01/26	645,000	653,062
Pinnacle Entertainment, Inc.	USD	5.63%	05/01/24	715,000	745,388
					4,593,170

Healthcare - 7.04%
CHS/Community Health Systems, Inc.	USD	6.25%	03/31/23	1,190,000	1,118,600
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc.	USD	6.00%	02/01/25	830,000	630,800	(1)
Envision Healthcare Corp.:
	USD	5.63%	07/15/22	590,000	603,275
	USD	6.25%	12/01/24	360,000	381,150	(1)
HCA, Inc.:
	USD	5.38%	02/01/25	790,000	821,600
	USD	5.25%	06/15/26	650,000	690,625
HealthSouth Corp.	USD	5.75%	11/01/24	680,000	698,700
Mallinckrodt International Finance SA / Mallinckrodt CB LLC	USD	5.63%	10/15/23	1,029,000	908,092	(1)
Team Health Holdings, Inc.	USD	6.38%	02/01/25	715,000	650,650	(1)
Tenet Healthcare Corp.	USD	4.63%	07/15/24	1,295,000	1,280,431	(1)
Valeant Pharmaceuticals International, Inc.:
	USD	6.50%	03/15/22	480,000	505,200	(1)
	USD	5.88%	05/15/23	1,070,000	937,588	(1)
West Street Merger Sub., Inc.	USD	6.38%	09/01/25	295,000	299,425	(1)
					9,526,136

Industrial Other - 3.96%
AECOM	USD	5.13%	03/15/27	725,000	740,805
Gates Global LLC / Gates Global Co.	USD	6.00%	07/15/22	755,000	775,989	(1)
MasTec, Inc.	USD	4.88%	03/15/23	1,233,000	1,257,660
Park-Ohio Industries, Inc.	USD	6.63%	04/15/27	935,000	1,008,631
RBS Global & Rexnord LLC	USD	4.88%	12/15/25	375,000	376,869	(1)
Welbilt, Inc.	USD	9.50%	02/15/24	715,000	816,887
Wrangler Buyer	USD	6.00%	10/01/25	380,000	387,600	(1)
					5,364,441

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Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Leisure - 2.07%
AMC Entertainment Holdings, Inc.	USD	5.75%	06/15/25	1,160,000	$1,135,350
Cinemark USA, Inc.	USD	4.88%	06/01/23	971,000	992,847
Regal Entertainment Group	USD	5.75%	02/01/25	655,000	668,100
					2,796,297

Media Cable - 8.12%
Cablevision Systems Corp.	USD	5.88%	09/15/22	1,739,000	1,725,957
CCO Holdings LLC / CCO Holdings Capital Corp.:
	USD	5.13%	05/01/27	775,000	769,672	(1)
	USD	5.50%	05/01/26	1,360,000	1,390,600	(1)
DISH DBS Corp.	USD	7.75%	07/01/26	2,395,000	2,592,587
Quebecor Media, Inc.	USD	5.75%	01/15/23	601,000	644,573
SFR Group SA	USD	7.38%	05/01/26	350,000	353,938	(1)
Unitymedia GmbH	USD	6.13%	01/15/25	715,000	759,008	(1)
UPC Holding BV	USD	5.50%	01/15/28	440,000	438,900	(1)
UPCB Finance IV, Ltd.	USD	5.38%	01/15/25	680,000	693,600	(1)
Virgin Media Finance PLC	USD	6.00%	10/15/24	860,000	893,325	(1)
Ziggo Secured Finance BV	USD	5.50%	01/15/27	730,000	735,475	(1)
					10,997,635

Media Other - 7.41%
AMC Networks, Inc.	USD	4.75%	08/01/25	690,000	686,550
Block Communications, Inc.	USD	6.88%	02/15/25	1,160,000	1,238,300	(1)
EW Scripps Co.	USD	5.13%	05/15/25	1,320,000	1,320,000	(1)
Gray Television, Inc.	USD	5.88%	07/15/26	1,020,000	1,037,850	(1)
Nexstar Broadcasting, Inc.	USD	5.63%	08/01/24	975,000	999,375	(1)
Sinclair Television Group, Inc.	USD	5.63%	08/01/24	1,240,000	1,277,200	(1)
Sirius XM Radio, Inc.	USD	5.00%	08/01/27	805,000	818,081	(1)
TEGNA, Inc.	USD	6.38%	10/15/23	1,109,000	1,171,381
Tribune Media Co.	USD	5.88%	07/15/22	1,450,000	1,486,250
					10,034,987

Metals/Mining/Steel - 1.57%
Coeur Mining, Inc.	USD	5.88%	06/01/24	800,000	797,000
Commercial Metal Co.	USD	5.38%	07/15/27	500,000	512,500
Kaiser Aluminum Corp.	USD	5.88%	05/15/24	765,000	822,375
					2,131,875

Paper/Forest Products - 2.66%
Boise Cascade Co.	USD	5.63%	09/01/24	920,000	972,900	(1)
Cascades, Inc.	USD	5.50%	07/15/22	950,000	984,437	(1)
Louisiana-Pacific Corp.	USD	4.88%	09/15/24	750,000	783,750
Mercer International, Inc.	USD	7.75%	12/01/22	810,000	859,613
					3,600,700

Retail Food/Drug - 1.62%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's Inc / Albertson's LLC, Series WI	USD	6.63%	06/15/24	490,000	470,400
Fresh Market, Inc.	USD	9.75%	05/01/23	840,000	478,800	(1)
Safeway, Inc.	USD	7.25%	02/01/31	918,000	771,120
Tops Holding LLC / Tops Markets II Corp.	USD	8.00%	06/15/22	835,000	480,125	(1)
					2,200,445

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	33

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Retail Non Food/Drug - 0.90%
Hot Topic, Inc.	USD	9.25%	06/15/21	370,000	$277,038	(1)
JC Penney Corp., Inc.	USD	7.40%	04/01/37	930,000	590,550
PetSmart, Inc.	USD	7.13%	03/15/23	475,000	347,937	(1)
					1,215,525

Satellite - 1.06%
Hughes Satellite Systems Corp.	USD	6.63%	08/01/26	595,000	624,007
Intelsat Jackson Holdings SA	USD	5.50%	08/01/23	985,000	808,931
					1,432,938

Services Other - 1.01%
Weight Watchers	USD	8.63%	12/01/25	700,000	715,750	(1)
West Corp.	USD	8.50%	10/15/25	660,000	645,975	(1)
					1,361,725

Technology - 4.06%
Artesyn Embedded Technologies, Inc.	USD	9.75%	10/15/20	180,000	177,525	(1)
Diebold Nixdorf, Inc., Series WI	USD	8.50%	04/15/24	250,000	269,687
Entegris, Inc.	USD	4.63%	02/10/26	430,000	441,288	(1)
Nuance Communication	USD	5.63%	12/15/26	865,000	912,575	(1)
PTC, Inc.	USD	6.00%	05/15/24	560,000	602,000
Seagate HDD Cayman	USD	4.88%	06/01/27	1,530,000	1,458,463
Symantec Corp.	USD	5.00%	04/15/25	500,000	525,000	(1)
Western Digital Corp.	USD	10.50%	04/01/24	960,000	1,116,600
					5,503,138

Textile/Apparel - 0.42%
Levi Strauss & Co.	USD	5.00%	05/01/25	543,000	568,456

Wireless - 3.94%
Sprint Capital Corp.	USD	8.75%	03/15/32	2,155,000	2,493,745
T-Mobile USA, Inc.:
	USD	6.50%	01/15/26	860,000	944,650
	USD	5.38%	04/15/27	965,000	1,034,962
Wind Tre S.p.A.	USD	5.00%	01/20/26	895,000	860,641	(1)
					5,333,998

Wirelines - 2.79%
CenturyLink, Inc., Series WI	USD	5.63%	04/01/25	470,000	417,477
Frontier Communications Corp.	USD	9.00%	08/15/31	1,600,000	1,099,000
GCI, Inc.	USD	6.88%	04/15/25	516,000	555,990
Windstream Services LLC	USD	7.50%	04/01/23	841,000	590,803
Zayo Group LLC / Zayo Capital, Inc.	USD	5.75%	01/15/27	1,080,000	1,115,100	(1)
					3,778,370

TOTAL CORPORATE BONDS					119,055,812
(Cost $117,698,418)

BANK LOANS - 7.32%(3)
Automotive - 0.49%
Navistar, Inc. - Tranche B Term Loan	USD	1M US L + 3.50%	11/03/24	660,000	662,475

Building Products & Builders - 0.30%
Summit Materials, LLC - Term Loan B	USD	1M US L + 2.25%	11/10/24	400,000	402,583

34	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Chemicals - 0.58%
MacDermid, Inc. (Platform Specialty Products Corporation) - Tranche B-7 Term Loan	USD	1M US L + 2.50%	06/07/20	779,632	$785,772

Containers/Packaging - 1.20%
Flex Acquisition Co., Inc. (Novolex) - Initial Term Loan	USD	3M US L + 3.00%	12/29/23	776,100	781,339
Twist Beauty International Holdings S.A. - Facility B	USD	6M US L + 3.75%	04/12/24	832,913	840,200
					1,621,539

Diversified Manufacturing/Industrial - 2.37%
Blount International - Refinancing Term Loan B (First Lien)	USD	1M US L + 4.25%	04/12/23	1,133,587	1,145,631
Filtration Group Corporation - Term Loan (First Lien)	USD	3M US L + 3.00%	11/21/20	728,994	735,568
Gardner Denver, Inc. - Tranche B-1 Dollar Term Loan	USD	3M US L + 2.75%	07/30/24	630,000	632,876
Gates Global LLC - Term Loan B	USD	3M US L + 3.00%	03/31/24	688,907	694,289
					3,208,364

Food/Beverage/Tobacco - 0.32%
Welbilt, Inc. (Manitowoc Foodservice, Inc.) -Term B Loan	USD	1M US L + 2.75%	03/03/23	426,308	430,304

Healthcare - 0.39%
Air Medical Group Holdings, Inc. - Initial Term Loan	USD	1M US L + 3.25%	04/28/22	525,964	525,143

Technology - 0.45%
Vertiv Group Corporation (Cortes NP Acquisition Corporation) - Term B Loan	USD	1M US L + 4.00%	11/30/23	610,485	614,110

Telecommunications - 0.80%
Avaya, Inc. - Term Loan	USD	3M US L + 4.75%	11/09/24	1,100,000	1,086,766

Utilities - 0.42%
Lightstone Holdco LLC - Refinanced Term B Loan	USD	1M US L + 4.50%	01/30/24	529,467	531,916
Lightstone Holdco LLC - Refinanced Term C Loan	USD	1M US L + 4.50%	01/30/24	32,991	33,144
					565,060

TOTAL BANK LOANS					9,902,116
(Cost $9,839,959)

COMMON/PREFERRED STOCKS - 0.72%
Denbury Resources, Inc.	USD			47,950	83,913	(4)
General Maritime, Inc.	USD			44	200	(4)
Midstates Petroleum Co., Inc.	USD			456	7,574	(4)
Quicksilver, Inc.	USD			10,219	129,373	(4)(5)
Vistra Energy Corp.	USD			39,599	748,421

TOTAL COMMON/PREFERRED STOCKS					969,481
(Cost $1,000,290)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	35

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
RIGHTS - 0.06%
Electric - 0.06%
Vistra Energy Corp.
expires 10/01/2020, strike price $1.350	USD			75,699	$83,269	(4)(5)

TOTAL RIGHTS					83,269
(Cost $102,194)

WARRANTS - 0.00%(6)
Exploration & Production - 0.00%(6)
Halcon Resources Corp.
expires 09/09/2020, strike price $0.010	USD			9,675	5,514	(4)

Midstates Petroleum
expires 04/21/2020, strike price $0.010	USD			3,236	32	(4)(5)

TOTAL WARRANTS					5,546
(Cost $129)

SHORT TERM INVESTMENTS - 3.19%
Money Market Mutual Funds - 3.19%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.21%	N/A	4,321,637	4,322,069

TOTAL SHORT TERM INVESTMENTS					4,322,069
(Cost $4,321,875)

Total Investments - 99.23%					134,338,293
(Cost $132,962,865)
Other Assets in Excess of Liabilities - 0.77%					1,041,847

Net Assets - 100.00%					$135,380,140

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of November 30, 2017 was 1.37%

3M US L - 3 Month LIBOR as of November 30, 2017 was 1.49%

6M US L - 6 Month LIBOR as of November 30, 2017 was 1.67%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $51,261,630, which represents approximately 37.86% of net assets as of November 30, 2017.

(2)	Security is in default and therefore is non-income producing.

36	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2017 (Unaudited)

(3)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate determined at rest date plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(4)	Non-income producing security.
(5)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(6)	Amount represents less than 0.005% of net assets.

See Notes to Financial Statements

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	37

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
SOVEREIGN DEBT OBLIGATIONS - 72.99%
Argentina - 0.56%
Republic of Argentina:
	EUR	7.82%	12/31/33	1,928,260	$2,659,462
	EUR	7.82%	12/31/33	2,661,074	3,636,508
					6,295,970

Brazil - 10.53%
Nota Do Tesouro Nacional:
	BRL	0.00%	01/01/19	8,425,000	2,391,259	(1)
	BRL	10.00%	01/01/21	126,168,000	39,325,263
	BRL	10.00%	01/01/23	72,173,000	22,063,438
	BRL	10.00%	01/01/25	142,368,000	42,913,314
	BRL	10.00%	01/01/27	40,300,000	12,055,105
					118,748,379

Chile - 0.19%
Republic of Chile	CLP	4.50%	02/28/21	1,365,000,000	2,188,512

Colombia - 6.32%
Bogota Distrio Capital	COP	9.75%	07/26/28	52,466,000,000	18,719,222	(2)
Republic of Colombia:
	COP	7.75%	04/14/21	23,155,000,000	8,159,306
	COP	10.00%	07/24/24	49,874,700,000	19,993,498
	COP	7.50%	08/26/26	31,404,000,000	11,119,463
	COP	9.85%	06/28/27	31,977,000,000	13,301,608
					71,293,097

Egypt - 0.90%
Republic of Egypt:
	EGP	0.00%	12/19/17	99,550,000	5,584,202	(1)
	EGP	0.00%	06/19/18	89,725,000	4,619,778	(1)
					10,203,980

Indonesia - 10.31%
Republic of Indonesia:
	IDR	7.88%	04/15/19	16,267,000,000	1,240,488
	IDR	8.25%	07/15/21	158,345,000,000	12,549,479
	IDR	7.00%	05/15/22	210,480,000,000	16,146,786
	IDR	5.63%	05/15/23	34,887,000,000	2,504,418
	IDR	11.00%	09/15/25	86,142,000,000	8,086,559
	IDR	8.38%	09/15/26	88,177,000,000	7,296,252
	IDR	6.13%	05/15/28	149,010,000,000	10,548,136
	IDR	9.00%	03/15/29	155,632,000,000	13,354,482
	IDR	8.25%	06/15/32	251,700,000,000	20,422,945
	IDR	7.50%	08/15/32	8,900,000,000	686,095
	IDR	6.63%	05/15/33	129,002,000,000	9,087,555
	IDR	8.38%	03/15/34	141,460,000,000	11,566,964
	IDR	8.25%	05/15/36	34,600,000,000	2,820,586
					116,310,745

Iraq - 0.70%
Republic of Iraq:
	USD	6.75%	03/09/23	5,405,000	5,472,562	(3)
	USD	5.80%	01/15/28	2,550,000	2,444,813	(2)
					7,917,375

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Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Malaysia - 3.12%
Malaysian Government:
	MYR	3.65%	10/31/19	17,510,000	$4,321,303
	MYR	3.89%	07/31/20	3,900,000	967,729
	MYR	3.62%	11/30/21	12,040,000	2,945,597
	MYR	3.48%	03/15/23	15,926,000	3,828,160
	MYR	4.18%	07/15/24	50,343,000	12,458,031
	MYR	3.96%	09/15/25	10,125,000	2,453,570
	MYR	4.39%	04/15/26	9,607,000	2,391,901
	MYR	4.50%	04/15/30	11,241,000	2,740,712
	MYR	3.84%	04/15/33	13,644,000	3,122,237
					35,229,240

Mexico - 4.66%
Mexican Bonos:
	MXN	7.50%	06/03/27	202,270,000	11,024,658
	MXN	7.75%	05/29/31	249,435,000	13,806,774
	MXN	7.75%	11/23/34	164,066,000	9,049,118
	MXN	10.00%	11/20/36	47,726,000	3,199,594
	MXN	8.50%	11/18/38	156,352,000	9,235,714
	MXN	7.75%	11/13/42	114,450,000	6,272,922
					52,588,780

Peru - 0.60%
Republic of Peru:
	PEN	6.35%	08/12/28	4,030,000	1,353,730	(3)
	PEN	6.95%	08/12/31	15,427,000	5,422,246	(3)
					6,775,976

Poland - 4.84%
Republic of Poland:
	PLN	4.00%	10/25/23	30,445,000	9,159,248
	PLN	3.25%	07/25/25	114,286,000	32,595,091
	PLN	2.50%	07/25/26	47,880,000	12,805,124
					54,559,463

Russia - 10.49%
Russian Federation:
	RUB	6.70%	05/15/19	147,699,000	2,513,372
	RUB	6.80%	12/11/19	36,210,000	616,301
	RUB	6.40%	05/27/20	1,019,435,000	17,151,305
	RUB	7.60%	04/14/21	850,406,000	14,750,456
	RUB	7.50%	08/18/21	111,490,000	1,926,187
	RUB	7.40%	12/07/22	525,585,000	9,024,221
	RUB	7.00%	08/16/23	263,323,000	4,448,024
	RUB	7.75%	09/16/26	1,307,201,000	22,830,178
	RUB	8.15%	02/03/27	899,971,000	16,152,139
	RUB	7.05%	01/19/28	183,273,000	3,043,786
	RUB	8.50%	09/17/31	1,397,962,000	25,838,145
					118,294,114

South Africa - 9.70%
Republic of South Africa:
	ZAR	7.75%	02/28/23	342,362,390	24,026,678
	ZAR	10.50%	12/21/26	164,620,721	12,856,959
	ZAR	7.00%	02/28/31	305,170,105	17,594,207
	ZAR	6.25%	03/31/36	569,183,040	28,380,548
	ZAR	6.50%	02/28/41	165,140,000	8,074,431

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	39

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
South Africa (continued)
Republic of South Africa: (continued)
	ZAR	8.75%	02/28/48	296,804,410	$18,521,349
					109,454,172

Thailand - 1.43%
Thailand Government:
	THB	1.20%	07/14/21	249,174,001	7,606,120
	THB	3.58%	12/17/27	163,330,000	5,451,746
	THB	4.68%	06/29/44	78,759,000	3,081,814
					16,139,680

Turkey - 7.16%
Republic of Turkey:
	TRY	8.30%	06/20/18	1,800,000	447,368
	TRY	8.80%	11/14/18	3,650,000	895,513
	TRY	10.40%	03/27/19	42,130,000	10,392,906
	TRY	7.40%	02/05/20	45,930,000	10,427,174
	TRY	9.20%	09/22/21	40,413,225	9,107,656
	TRY	9.50%	01/12/22	13,191,710	3,011,668
	TRY	11.00%	03/02/22	20,900,000	5,011,645
	TRY	8.50%	09/14/22	45,323,420	9,872,795
	TRY	7.10%	03/08/23	27,463,000	5,570,236
	TRY	10.40%	03/20/24	16,856,600	3,975,349
	TRY	9.00%	07/24/24	11,884,850	2,618,467
	TRY	10.60%	02/11/26	25,301,100	5,963,614
	TRY	11.00%	02/24/27	56,216,000	13,501,659
					80,796,050

Ukraine - 0.79%
Ukraine Government	USD	0.00%	05/31/40	16,056,000	8,923,122

Uruguay - 0.69%
Oriental Republic of Uruguay:
	UYU	9.88%	06/20/22	65,880,000	2,417,531	(2)
	UYU	9.88%	06/20/22	83,838,000	3,076,518	(3)
	UYU	8.50%	03/15/28	65,190,000	2,251,691	(3)
					7,745,740

TOTAL SOVEREIGN DEBT OBLIGATIONS					823,464,395
(Cost $871,595,084)

CORPORATE BONDS - 6.45%
Mexico - 6.45%
America Movil SAB de CV	MXN	6.00%	06/09/19	364,230,000	19,034,368
Petroleos Mexicanos:
	MXN	7.19%	09/12/24	605,854,300	29,078,594	(2)
	MXN	7.47%	11/12/26	520,590,000	24,615,174
					72,728,136

TOTAL CORPORATE BONDS					72,728,136
(Cost $78,365,971)

40	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
SHORT TERM INVESTMENTS - 7.57%
Money Market Mutual Funds - 7.57%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.21%	N/A	85,387,386	$85,395,925

TOTAL SHORT TERM INVESTMENTS					85,395,925
(Cost $85,388,655)

Total Investments - 87.01%					981,588,456
(Cost $1,035,349,710)
Other Assets In Excess of Liabilities - 12.99%					146,521,215	(4)

Net Assets - 100.00%					$1,128,109,671

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

ARS - Argentine Peso

BRL - Brazilian Real

CLP - Chilean Peso

COP - Columbian Peso

CZK - Czech Republic Koruna

EGP - Egyptian Pound

EUR - Euro

IDR - Indonesian Rupiah

MXN - Mexican Peso

MYR - Malaysian Ringgit

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

RON - Romanian Leu

RUB - Russian Ruble

THB - Thai Baht

TRY - Turkish Lira

USD - United States Dollar

UYU - Peso Uruguayo

ZAR - South African Rand

(1)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2017, the aggregate market value of those securities was $52,660,160, which represents approximately 4.67% of net assets.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $17,576,747, which represents approximately 1.56% of net assets as of November 30, 2017.

(4)	Includes cash which is being held as collateral for forward foreign currency contracts.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	41

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2017 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	BRL	9,800,000	Purchase	12/04/17	$2,993,783	$15,060
Citigroup Global Markets	BRL	9,800,000	Sale	12/04/17	2,993,783	64,894
Citigroup Global Markets	COP	25,683,443,331	Sale	01/19/18	8,477,514	44,566
Citigroup Global Markets	CZK	495,463,565	Purchase	12/15/17	23,138,368	479,282
Citigroup Global Markets	MXN	376,782,003	Sale	01/29/18	20,009,793	74,643
Citigroup Global Markets	PLN	121,336,986	Purchase	12/08/17	34,379,480	182,396
Citigroup Global Markets	RON	15,307,786	Purchase	12/08/17	3,926,650	39,208
Citigroup Global Markets	RUB	231,743,070	Purchase	12/20/17	3,952,156	2,383
Goldman Sachs & Co.	BRL	40,724,334	Purchase	12/04/17	12,440,799	5,318
Goldman Sachs & Co.	BRL	40,724,334	Sale	12/04/17	12,440,799	269,667
Goldman Sachs & Co.	CZK	429,028,977	Purchase	12/15/17	20,035,844	412,326
Goldman Sachs & Co.	MXN	115,382,038	Sale	01/29/18	6,127,603	26,106
Goldman Sachs & Co.	PLN	7,115,052	Purchase	12/08/17	2,015,971	60,884
Goldman Sachs & Co.	RON	31,505,712	Purchase	12/08/17	8,081,633	112,565
Goldman Sachs & Co.	RUB	287,214,198	Purchase	12/20/17	4,898,163	733
Goldman Sachs & Co.	TRY	93,310,479	Purchase	01/10/18	23,545,638	250,631
J.P. Morgan Chase & Co.	ARS	92,664,000	Purchase	12/11/17	5,332,068	132,068
J.P. Morgan Chase & Co.	ARS	105,878,391	Purchase	12/15/17	6,077,639	129,817
J.P. Morgan Chase & Co.	BRL	24,805,912	Purchase	12/04/17	7,577,911	3,124
J.P. Morgan Chase & Co.	BRL	24,805,912	Sale	12/04/17	7,577,911	166,676
J.P. Morgan Chase & Co.	COP	3,300,610,467	Sale	01/19/18	1,089,456	12,952
J.P. Morgan Chase & Co.	CZK	314,713,182	Purchase	12/15/17	14,697,245	288,913
J.P. Morgan Chase & Co.	MXN	160,239,186	Sale	01/29/18	8,509,836	31,926
J.P. Morgan Chase & Co.	PLN	111,088,379	Purchase	12/08/17	31,475,652	82,826
J.P. Morgan Chase & Co.	RON	41,414,117	Purchase	12/08/17	10,623,271	145,859
J.P. Morgan Chase & Co.	TRY	5,569,134	Purchase	01/10/18	1,405,296	15,445
						$3,050,268

Citigroup Global Markets	BRL	9,800,000	Purchase	02/02/18	$2,972,760	$(64,022)
Citigroup Global Markets	COP	39,377,137,695	Purchase	12/07/17	13,049,820	(75,236)
Citigroup Global Markets	IDR	39,439,291,120	Sale	12/08/17	2,914,761	(5,761)
Citigroup Global Markets	PEN	20,250,601	Sale	12/22/17	6,259,209	(7,673)
Citigroup Global Markets	RUB	306,551,403	Sale	12/20/17	5,227,940	(83,770)
Citigroup Global Markets	THB	176,382,000	Sale	12/18/17	5,402,289	(15,443)
Goldman Sachs & Co.	BRL	40,724,334	Purchase	02/02/18	12,353,435	(266,830)
Goldman Sachs & Co.	CLP	19,933,577,940	Purchase	01/12/18	30,790,979	(593,069)
Goldman Sachs & Co.	IDR	127,075,100,000	Sale	12/08/17	9,391,485	(70,625)
Goldman Sachs & Co.	IDR	15,249,350,000	Purchase	12/08/17	1,127,003	(2,997)
Goldman Sachs & Co.	MXN	484,494,175	Purchase	12/08/17	25,979,979	(84,631)
Goldman Sachs & Co.	RUB	287,214,198	Sale	12/20/17	4,898,163	(79,295)
Goldman Sachs & Co.	ZAR	89,914,643	Sale	12/15/17	6,543,863	(318,014)
J.P. Morgan Chase & Co.	BRL	18,439,980	Purchase	01/03/18	5,614,414	(25,586)
J.P. Morgan Chase & Co.	BRL	24,805,912	Purchase	02/02/18	7,524,696	(165,152)
J.P. Morgan Chase & Co.	CZK	48,265,936	Purchase	12/15/17	2,254,041	(5,959)
J.P. Morgan Chase & Co.	EUR	4,897,360	Sale	12/22/17	5,837,031	(75,347)
J.P. Morgan Chase & Co.	IDR	39,447,960,000	Sale	12/08/17	2,915,402	(5,402)
Morgan Stanley	MXN	417,160,563	Purchase	12/08/17	22,369,356	(73,714)
						$(2,018,526)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Financial Statements.

42	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
CORPORATE BONDS - 97.00%
Algeria - 1.82%
GTH Finance BV	USD	7.25%	04/26/23	193,000	$219,417	(1)

Argentina - 2.69%
Cablevision SA	USD	6.50%	06/15/21	38,000	40,449	(1)
Pampa Energia SA	USD	7.50%	01/24/27	89,000	97,277	(1)
Petrobras Argentina SA	USD	7.38%	07/21/23	68,000	74,630	(1)
YPF SA	USD	8.50%	07/28/25	96,000	111,864	(1)
					324,220

Brazil - 8.02%
Adecoagro SA	USD	6.00%	09/21/27	94,000	93,060	(1)
Aegea Finance S.a.r.l.	USD	5.75%	10/10/24	27,000	27,641	(1)
Banco do Brasil SA	USD	9.00%	Perpetual	38,000	41,192	(1)(2)(3)
Cosan Luxembourg SA	USD	7.00%	01/20/27	12,000	12,988	(1)
Cosan, Ltd.	USD	5.95%	09/20/24	64,000	66,086	(1)
ESAL GmbH	USD	6.25%	02/05/23	68,000	65,705	(1)
Gol LuxCo SA	USD	8.88%	01/24/22	54,000	56,970	(1)
Itau Unibanco Holding SA	USD	5.65%	03/19/22	23,000	24,276	(1)
Klabin Finance SA	USD	4.88%	09/19/27	65,000	64,513	(1)
Marfrig Holdings Europe BV	USD	8.00%	06/08/23	17,000	17,839	(1)
Minerva Luxembourg SA	USD	6.50%	09/20/26	89,000	92,468	(1)
Petrobras Global Finance BV:
	USD	8.38%	05/23/21	92,000	104,742
	USD	6.25%	03/17/24	74,000	79,136
	USD	7.25%	03/17/44	82,000	86,035
Rumo Luxembourg Sarl	USD	7.38%	02/09/24	30,000	32,513	(1)
Vale Overseas, Ltd.:
	USD	4.38%	01/11/22	21,000	21,860
	USD	6.88%	11/10/39	37,000	45,490
Votorantim Group	USD	5.75%	01/28/27	31,000	32,941	(1)
					965,455

Chile - 3.74%
Cencosud SA	USD	4.88%	01/20/23	55,000	57,970	(1)
Colbun SA	USD	4.50%	07/10/24	69,000	72,450	(1)
Empresa Electrica Angamos SA	USD	4.88%	05/25/29	63,000	62,843	(1)
Empresa Nacional de Electricidad SA	USD	4.25%	04/15/24	35,000	36,706
Empresa Nacional de Telecomunicaciones SA	USD	4.88%	10/30/24	25,000	26,325	(1)
Entel Chile SA	USD	4.75%	08/01/26	11,000	11,481	(1)
Geopark Ltd.	USD	6.50%	09/21/24	110,000	113,025	(1)
VTR Finance BV	USD	6.88%	01/15/24	65,000	69,225	(1)
					450,025

China - 8.02%
Country Garden Holdings Co., Ltd.	USD	4.75%	07/25/22	200,000	200,875
Enn Energy Holdings, Ltd.	USD	3.25%	07/24/22	200,000	199,979
Golden Eagle Retail Group, Ltd.	USD	4.63%	05/21/23	100,000	93,500	(4)
Industrial & Commercial Bank of China, Ltd.	USD	6.00%	Perpetual	110,000	114,212	(3)
Lenovo Group, Ltd.	USD	4.70%	05/08/19	350,000	357,169
					965,735

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	43

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Colombia - 4.88%
Banco de Bogota SA	USD	6.25%	05/12/26	67,000	$72,879	(1)
Bancolombia SA:
	USD	5.13%	09/11/22	44,000	46,097
	USD	4.88%	10/18/27	110,000	108,680
Ecopetrol SA:
	USD	5.38%	06/26/26	108,000	116,035
	USD	7.38%	09/18/43	76,000	89,958
GrupoSura Finance SA	USD	5.50%	04/29/26	55,000	59,738	(1)
Millicom International Cellular SA	USD	5.13%	01/15/28	49,000	48,505	(1)
Oleoducto Central SA	USD	4.00%	05/07/21	44,000	45,350	(1)
					587,242

Ghana - 1.90%
Tullow Oil PLC:
	USD	6.00%	11/01/20	18,000	18,135	(4)
	USD	6.00%	11/01/20	63,000	63,472	(1)
	USD	6.25%	04/15/22	64,000	64,400	(4)
	USD	6.25%	04/15/22	82,000	82,513	(1)
					228,520

Guatemala - 0.98%
Comcel Trust via Comunicaciones Celulares SA	USD	6.88%	02/06/24	69,000	72,086	(1)
Energuate Trust	USD	5.88%	05/03/27	44,000	45,760	(1)
					117,846

Hong Kong - 3.50%
CK Hutchison Capital Securities 17, Ltd.	USD	4.00%	Perpetual	214,000	218,013	(1)(3)
Towngas Finance, Ltd.	USD	4.75%	Perpetual	200,000	203,500	(3)
					421,513

India - 5.06%
ABJA Investment Co. Pte, Ltd.	USD	5.95%	07/31/24	200,000	212,500
Greenko Dutch BV:
	USD	4.88%	07/24/22	85,000	86,435	(1)
	USD	5.25%	07/24/24	54,000	54,911	(1)
Reliance Industries Ltd.	USD	4.13%	01/28/25	40,000	41,648	(1)
Vedanta Resources PLC:
	USD	6.00%	01/31/19	66,000	67,819	(1)
	USD	6.38%	07/30/22	87,000	90,915	(1)
	USD	7.13%	05/31/23	51,000	54,953	(1)
					609,181

Indonesia - 5.37%
Indika Energy Capital II Pte, Ltd.	USD	6.88%	04/10/22	105,000	109,462	(1)
Indo Energy Finance II BV	USD	6.38%	01/24/23	15,000	15,338	(4)
Minejesa Capital BV	USD	4.63%	08/10/30	159,000	161,659	(1)
Pratama Agung Pte, Ltd.	USD	6.25%	02/24/20	350,000	359,564
					646,023

Israel - 1.27%
Delek & Avner Tamar Bond, Ltd.:
	USD	5.08%	12/30/23	76,000	76,760	(1)
	USD	5.41%	12/30/25	76,000	76,665	(1)
					153,425

44	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Jamaica - 1.59%
Digicel Group, Ltd.:
	USD	7.13%	04/01/22	32,000	$29,000	(1)
	USD	7.13%	04/01/22	179,000	162,219	(4)
					191,219

Kazakhstan - 0.92%
Kaztransgas JSC	USD	4.38%	09/26/27	111,000	110,931	(1)

Kuwait - 1.36%
Equate Petrochemical BV:
	USD	3.00%	03/03/22	68,000	67,218	(1)
	USD	4.25%	11/03/26	94,000	96,350	(1)
					163,568

Macau - 3.26%
Melco Resorts Finance, Ltd.	USD	4.88%	06/06/25	208,000	210,187	(1)
Studio City Co., Ltd.:
	USD	8.50%	12/01/20	47,000	48,145
	USD	7.25%	11/30/21	51,000	54,092	(1)
Wynn Macau, Ltd.:
	USD	4.88%	10/01/24	25,000	25,203	(1)
	USD	5.50%	10/01/27	54,000	54,608	(1)
					392,235

Malaysia - 1.69%
Axiata SPV2 Bhd	USD	3.47%	11/19/20	200,000	203,675

Mexico - 6.43%
Alfa SAB de CV	USD	5.25%	03/25/24	35,000	37,133	(1)
Axtel Sab Axtel De C.V.	USD	6.38%	11/14/24	120,000	121,842	(1)
Cemex SAB de CV:
	USD	5.70%	01/11/25	20,000	21,002	(1)
	USD	7.75%	04/16/26	79,000	89,896	(1)
Metalsa SA de CV	USD	4.90%	04/24/23	86,000	86,860	(1)
Mexico Generadora De Energia	USD	5.50%	12/06/32	140,243	147,606	(1)
Petroleos Mexicanos	USD	4.25%	01/15/25	54,000	54,216
Sixsigma Networks Mexico SA de CV	USD	8.25%	11/07/21	117,000	123,727	(1)
Southern Copper Corp.	USD	6.75%	04/16/40	71,000	91,945
					774,227

Morocco - 0.44%
OCP SA:
	USD	5.63%	04/25/24	21,000	22,470	(1)
	USD	4.50%	10/22/25	31,000	30,884	(1)
					53,354

Nigeria - 1.16%
IHS Netherlands Holdco BV	USD	9.50%	10/27/21	131,000	140,006	(1)

Peru - 3.31%
BBVA Banco Continental SA	USD	5.00%	08/26/22	54,000	58,587	(1)
Cerro del Aguila SA	USD	4.13%	08/16/27	76,000	75,719	(1)
Cia Minera Ares SAC	USD	7.75%	01/23/21	25,000	26,187	(1)
Cia Minera Milpo SAA	USD	4.63%	03/28/23	105,000	109,631	(1)
Inkia Energy, Ltd.	USD	5.88%	11/09/27	60,000	60,450	(1)
Kallpa Generacion SA	USD	4.88%	05/24/26	64,000	67,536	(1)
					398,110

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	45

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Philippines - 0.90%
FPT Finance, Ltd.	USD	6.38%	09/28/20	100,000	$108,750

Qatar - 2.70%
Ooredoo International Finance, Ltd.	USD	3.25%	02/21/23	128,000	126,880	(1)
QNB Finance, Ltd.	USD	2.88%	04/29/20	200,000	198,500
					325,380

Russia - 2.90%
Sberbank of Russia PJSC	USD	5.50%	02/26/24	341,000	349,099	(1)

Saudi Arabia - 1.79%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	212,000	215,180	(1)

Singapore - 1.69%
United Overseas Bank, Ltd.	USD	3.75%	09/19/24	200,000	203,137

South Africa - 0.89%
Myriad International Holdings BV	USD	5.50%	07/21/25	99,000	107,663	(1)

South Korea - 1.38%
Korea Gas Corp.	USD	3.88%	02/12/24	63,000	65,570	(1)
Korea National Oil Corp.	USD	3.25%	07/10/24	100,000	100,420	(1)
					165,990

Thailand - 4.29%
PTTEP Treasury Center Co., Ltd.	USD	4.88%	Perpetual	510,000	516,694	(1)(3)

Turkey - 4.61%
Akbank TAS	USD	5.13%	03/31/25	77,000	74,498	(1)
Turkiye Garanti Bankasi AS:
	USD	5.00%	04/30/20	129,000	129,403	(1)
	USD	5.25%	09/13/22	138,000	138,862	(1)
	USD	6.13%	05/24/27	214,000	212,727	(1)
					555,490

Ukraine - 3.53%
Metinvest BV		2.79% Cash +
	USD	6.58% PIK	12/31/21	198,311	210,458	(5)
Ukraine Railways via Shortline PLC	USD	9.88%	09/15/21	200,000	214,000	(4)
					424,458

United Arab Emirates - 4.91%
Abu Dhabi Crude Oil Pipeline:
	USD	3.65%	11/02/29	27,000	26,814	(1)
	USD	4.60%	11/02/47	312,000	319,020	(1)
MAF Global Securities Ltd.	USD	5.50%	Perpetual	239,000	244,975	(3)
					590,809

TOTAL CORPORATE BONDS					11,678,577
(Cost $11,312,120)

46	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
SHORT TERM INVESTMENTS - 2.42%
Money Market Mutual Funds - 2.42%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.21%	N/A	291,155	$291,184

TOTAL SHORT TERM INVESTMENTS					291,184
(Cost $291,156)

Total Investments - 99.42%					11,969,761
(Cost $11,603,276)
Other Assets In Excess of Liabilities - 0.58%					70,040

Net Assets - 100.00%					$12,039,801

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $7,364,646, which represents approximately 61.17% of net assets as of November 30, 2017.
(2)	Floating or variable rate security. The reference rate is described above. The Rate in effect as of November 30, 2017 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(3)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(4)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2017, the aggregate market value of those securities was $567,592, which represents approximately 4.71% of net assets.
(5)	Payment-in-kind securities.

See Notes to Financial Statements

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	47

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 39.98%
Aerospace/Defense - 0.84%
Northrop Grumman Corp.:
	USD	3.25%	01/15/28	50,000	50,113
	USD	4.03%	10/15/47	50,000	51,186
					101,299

Automotive - 2.21%
Ford Motor Credit Co. LLC	USD	3.10%	05/04/23	75,000	$74,476
General Motors Financial Co., Inc.	USD	4.30%	07/13/25	65,000	67,312
Hyundai Capital America:
	USD	2.55%	02/06/19	75,000	74,902	(1)
	USD	3.25%	09/20/22	50,000	50,022	(1)
					266,712

Banking - 8.60%
Bank of America Corp.:
	USD	3.95%	04/21/25	25,000	25,726
Series GMTN	USD	3.30%	01/11/23	125,000	127,696
Capital One Financial Corp.	USD	3.75%	03/09/27	125,000	126,296
Citigroup, Inc.:
	USD	4.40%	06/10/25	100,000	105,129
	USD	4.60%	03/09/26	25,000	26,583
Deutsche Bank AG	USD	3.70%	05/30/24	50,000	50,445
Goldman Sachs Group, Inc.	USD	2.35%	11/15/21	100,000	98,437
ING Groep NV	USD	3.15%	03/29/22	75,000	75,890
Intesa Sanpaolo Ispim	USD	3.88%	07/14/27	125,000	125,300	(1)
JPMorgan Chase & Co.	USD	2.70%	05/18/23	50,000	49,724
Morgan Stanley	USD	4.10%	05/22/23	50,000	52,272
PNC Financial Services Group, Inc.	USD	3.90%	04/29/24	50,000	52,469
Wells Fargo & Co.:
	USD	2.10%	07/26/21	75,000	73,825
	USD	3M US L + 1.31%	05/22/28	50,000	50,613	(2)
					1,040,405

Building Products - 0.42%
Vulcan Materials Co.	USD	4.50%	06/15/47	50,000	50,576

Construction Machinery - 0.41%
John Deere Capital Corp.	USD	2.15%	09/08/22	50,000	49,152

Drillers/Services - 0.23%
Halliburton Co.	USD	5.00%	11/15/45	25,000	27,438

Electric - 4.01%
Dominion Energy, Inc.	USD	2.58%	07/01/20	75,000	75,093
DTE Energy Co., Series F	USD	3.85%	12/01/23	50,000	51,946
Enel Finance International NV	USD	2.88%	05/25/22	50,000	49,953	(1)
Exelon Generation Co. LLC	USD	5.60%	06/15/42	50,000	52,608
FirstEnergy Corp., Series C	USD	4.85%	07/15/47	50,000	54,096
Georgia Power Co.	USD	4.30%	03/15/42	50,000	51,896
NSTAR Electric Co.	USD	3.20%	05/15/27	50,000	50,608
South Carolina Electric & Gas Co.	USD	4.10%	06/15/46	50,000	49,200

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Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Electric (continued)
Southern Co.	USD	1.55%	07/01/18	50,000	$49,905
					485,305

Exploration & Production - 1.36%
Anadarko Petroleum Corp.	USD	6.45%	09/15/36	50,000	60,385
Apache Corp.	USD	5.10%	09/01/40	50,000	52,855
Continental Resources, Inc.	USD	4.50%	04/15/23	50,000	51,125
					164,365

Food and Beverage - 1.49%
Anheuser-Busch InBev Finance, Inc.	USD	3.65%	02/01/26	50,000	51,377
Dr Pepper Snapple Group, Inc.	USD	3.43%	06/15/27	50,000	50,019	(1)
Kraft Heinz Foods Co.	USD	4.88%	02/15/25	75,000	79,769	(1)
					181,165

Gas Pipelines - 2.61%
Boardwalk Pipelines LP	USD	4.95%	12/15/24	50,000	53,221
EQT Midstream Partners LP	USD	4.00%	08/01/24	75,000	75,572
Kinder Morgan, Inc.	USD	5.55%	06/01/45	50,000	53,496
Sabine Pass Liquefaction LLC	USD	5.88%	06/30/26	50,000	56,170
Western Gas Partners LP	USD	5.45%	04/01/44	50,000	52,320
Williams Partners LP / ACMP Finance Corp.	USD	4.88%	03/15/24	25,000	26,093
					316,872

Healthcare - 1.42%
Cardinal Health, Inc.	USD	3.41%	06/15/27	50,000	49,001
Medtronic, Inc.:
	USD	3.15%	03/15/22	25,000	25,675
	USD	4.63%	03/15/45	25,000	28,552
Teva Pharmaceutical Finance Netherlands III BV	USD	2.20%	07/21/21	75,000	68,977
					172,205

Leisure - 0.21%
Royal Caribbean Cruises, Ltd.	USD	2.65%	11/28/20	25,000	25,061

Life Insurance - 0.85%
American International Group, Inc.	USD	3.88%	01/15/35	50,000	49,037
Nippon Life Insurance Co.	USD	5.10%	10/16/44	50,000	53,235	(1)
					102,272

Media Cable - 1.69%
Charter Communications Operating LLC / Charter Communciations Operating Capital, Series WI	USD	5.38%	05/01/47	100,000	101,309
Comcast Corp.	USD	4.25%	01/15/33	50,000	53,701
Cox Communications, Inc.	USD	3.50%	08/15/27	50,000	49,228	(1)
					204,238

Media Other - 1.27%
CBS Corp.	USD	4.85%	07/01/42	25,000	25,658
Interpublic Group of Cos., Inc.	USD	3.75%	02/15/23	75,000	77,422
Omnicom Group, Inc.	USD	3.65%	11/01/24	50,000	51,124
					154,204

Metals/Mining/Steel - 0.93%
Anglo American Capital PLC	USD	4.00%	09/11/27	50,000	49,194	(1)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	49

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Metals/Mining/Steel (continued)
Newmont Mining Corp.	USD	6.25%	10/01/39	50,000	$62,992
					112,186

Non Captive Finance - 1.46%
Air Lease Corp.	USD	3.63%	12/01/27	125,000	124,521
Discover Bank	USD	4.25%	03/13/26	50,000	52,059
					176,580

Paper/Forest Products - 0.43%
Packaging Corp. of America	USD	3.90%	06/15/22	50,000	52,273

Pharmaceuticals - 0.65%
Allergan PLC	USD	4.55%	03/15/35	25,000	26,015
Gilead Sciences, Inc.	USD	4.50%	02/01/45	50,000	53,867
					79,882

Real Estate Investment Trust (REITs) - 1.69%
Avalonbay Communities, Inc.	USD	3.20%	01/15/28	25,000	24,774
DDR Corp.	USD	4.25%	02/01/26	75,000	75,233
Digital Realty Trust LP	USD	4.75%	10/01/25	50,000	54,551
Kimco Realty Corp.	USD	3.20%	05/01/21	50,000	50,842
					205,400

Refining - 0.45%
Phillips 66	USD	4.65%	11/15/34	50,000	54,056

Retail Food/Drug - 0.90%
CVS Pass-Through Trust	USD	6.04%	12/10/28	33,011	36,624
Kroger Co.	USD	4.45%	02/01/47	75,000	72,578
					109,202

Retail Non Food/Drug - 1.25%
Alibaba Group Holdings,	USD	4.20%	12/06/47	50,000	50,648
Amazon.com, Inc.	USD	4.05%	08/22/47	50,000	52,258	(1)
Macy's Retail Holdings, Inc.:
	USD	3.88%	01/15/22	25,000	24,889
	USD	2.88%	02/15/23	25,000	22,993
					150,788

Technology - 1.72%
Broadcom Corp. / Broadcom Cayman Finance, Ltd.	USD	2.38%	01/15/20	50,000	49,603	(1)
Microsoft Corp., Series 30Y	USD	4.25%	02/06/47	50,000	55,763
Oracle Corp.	USD	4.30%	07/08/34	25,000	27,315
Xilinx, Inc.	USD	2.95%	06/01/24	75,000	74,600
					207,281

Transportation Non Air/Rail - 0.82%
ERAC USA Finance LLC	USD	4.20%	11/01/46	50,000	47,827	(1)
FedEx Corp.	USD	4.40%	01/15/47	50,000	52,005
					99,832

50	www.shiplp.com

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Wireless - 0.41%
Crown Castle International Corp.	USD	3.20%	09/01/24	50,000	$49,358

Wirelines - 1.65%
AT&T, Inc.	USD	3.40%	08/14/24	125,000	124,748
Verizon Communications, Inc.	USD	3.38%	02/15/25	75,000	75,042	(1)
					199,790

TOTAL CORPORATE BONDS					4,837,897
(Cost $4,738,437)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES -15.23%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.90%	08/10/25	25,000	26,477	(1)
Bayview Opportunity Master Fund IVb Trust:
Series 2016-CRT1	USD	1M US L +1.75%	10/27/27	118,982	118,985	(1)(2)
Series 2017-NPL1	USD	3.60%	01/28/32	21,949	22,055	(1)(3)
BHMS Mortgage Trust, Series 2014-ATLS	USD	1M US L +1.50%	07/05/33	25,000	25,105	(1)(2)
Fannie Mae Pool:
Series 2009	USD	5.00%	02/01/23	166,908	180,404
Series 2016	USD	12M US L + 1.545%	09/01/46	176,963	178,540	(2)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	1M US L +0.30%	11/26/35	32,410	31,556	(1)(2)
Freddie Mac Non Gold Pool:
Series 2012	USD	12M US L + 1.65%	12/01/42	139,837	141,318	(2)
Series 2015	USD	12M US L + 1.63%	07/01/45	94,326	95,037	(2)
Freddie Mac Whole Loan Securities Trust:
Series 2015-SC02	USD	3.00%	09/25/45	68,498	67,228
Series 2016-SC01	USD	3.50%	07/25/46	115,022	116,316
GAHR Commercial Mortgage Trust, Series 2015- NRF	USD	1M US L + 1.30%	12/15/34	14,336	14,352	(1)(2)
JP Morgan Chase Commercial Mortgage
Securities Trust:
Series 2006-LDP9	USD	5.34%	05/15/47	75,000	75,502
Series 2007-LDPX	USD	5.46%	01/15/49	15,300	15,367	(2)
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2017-T1	USD	3.21%	02/16/21	100,000	99,410	(1)
Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2	USD	3.00%	07/25/57	98,725	98,998	(1)(3)
Progress Residential Trust, Series 2016-SFR1	USD	1M US L + 1.50%	09/17/18	49,567	50,099	(1)(2)
RBSSP Resecuritization Trust:
Series 2012-6	USD	1M US L + 0.34%	11/26/35	36,619	36,570	(1)(2)
Series 2012-6	USD	1M US L + 0.33%	01/26/36	27,529	26,971	(1)(2)
Series 2012-6	USD	1M US L + 0.23%	08/26/36	31,434	31,207	(1)(2)
TAL Advantage V LLC, Series 2013-2A	USD	3.55%	11/20/23	30,000	30,019	(1)
Towd Point Mortgage Trust:
Series 2015-3	USD	3.00%	02/25/23	47,852	48,327	(1)(2)
Series 2015-5	USD	2.75%	09/25/22	30,042	30,182	(1)(2)
Series 2016-3	USD	2.25%	04/25/56	104,142	103,593	(1)(2)
Series 2016-5	USD	2.50%	10/25/56	41,342	41,252	(1)(2)
TRU Trust, Series 2016-TOYS	USD	1M US L + 2.25%	11/15/19	48,804	48,401	(1)(2)
VOLT LIV LLC, Series 2017-NPL1	USD	3.50%	02/25/47	50,390	50,691	(1)(3)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	51

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
VOLT XXV LLC, Series 2015-NPL8	USD	3.50%	06/26/45	38,456	$38,539	(1)(3)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					1,842,501
(Cost $1,838,662)

U.S. TREASURY BONDS/NOTES - 18.75%
U.S. Treasury Bonds	USD	2.50%	02/15/46	225,000	210,085
U.S. Treasury Notes:
	USD	0.75%	02/15/19	175,000	172,983
	USD	1.38%	09/30/20	425,000	418,982
	USD	2.00%	11/15/21	625,000	624,268
	USD	2.75%	02/15/24	250,000	256,963
	USD	2.00%	08/15/25	600,000	584,918

TOTAL U.S. TREASURY BONDS/NOTES					2,268,199
(Cost $2,309,070)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 18.21%
FGLMC TBA:
	USD	3.00%	12/12/17	100,000	99,732	(4)
	USD	3.50%	12/12/17	425,000	435,658	(4)
	USD	4.50%	12/12/17	225,000	239,155	(4)
FNMA TBA:
	USD	3.00%	12/13/17	425,000	423,772	(4)
	USD	3.50%	12/13/17	275,000	281,881	(4)
	USD	4.00%	12/13/17	450,000	470,074	(4)
	USD	2.50%	12/17/17	100,000	99,779	(4)
	USD	3.00%	12/17/17	100,000	101,881	(4)
	USD	3.50%	01/11/18	50,000	51,177	(4)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					2,203,109
(Cost $2,211,691)

SHORT TERM INVESTMENTS - 7.53%
Money Market Mutual Funds - 7.53%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.21%	N/A	911,507	911,598

TOTAL SHORT TERM INVESTMENTS					911,598
(Cost $911,484)

Total Investments - 99.70%					12,063,304
(Cost $12,009,344)
Other Assets in Excess of Liabilities - 0.30%					35,932

Net Assets - 100.00%					$12,099,236

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

52	www.shiplp.com

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2017 (Unaudited)

Currency Abbreviations:

USD - United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of November 30, 2017 was 1.37%

3M US L - 3 Month LIBOR as of November 30, 2017 was 1.49%

12M US L - 12 Month LIBOR as of November 30, 2017 was 1.95%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,779,141, which represents approximately 14.70% of net assets as of November 30, 2017.
(2)	Floating or variable rate security. The reference rate is described above. The Rate in effect as of November 30, 2017 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2017.
(4)	Investment purchased on a delayed delivery basis.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	53

Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)
OPEN-END FUNDS - 98.64%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	105,619	$978,032	(1)
Stone Harbor Emerging Markets Debt Fund	USD	N/A	636,394	6,764,865	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,661,619	13,508,960	(1)
Stone Harbor Investment Grade Fund	USD	N/A	1,167,366	12,093,916	(1)
Stone Harbor Local Markets Fund	USD	N/A	550,197	4,918,760	(1)(2)
				38,264,533

TOTAL OPEN-END FUNDS				38,264,533
(Cost $38,957,875)

SHORT TERM INVESTMENTS - 0.15%
Money Market Mutual Funds - 0.15%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.21%	58,914	58,920

TOTAL SHORT TERM INVESTMENTS				58,920
(Cost $58,918)

Total Investments - 98.79%				38,323,453
(Cost $39,016,793)
Other Assets In Excess of Liabilities - 1.21%				468,795	(3)

Net Assets- 100.00%				$38,792,248

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro Currency

GBP - Great Britain Pound

MXN - Mexican Peso

USD - United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Non-income producing security.
(3)	Includes cash which is being held as collateral for forward foreign currency contracts, futures contracts and credit default swap contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	MXN	14,690,000	Purchase	01/24/18	$780,882	$7,479
						$7,479

J.P. Morgan Chase & Co.	AUD	510,000	Purchase	12/29/17	$385,716	$(3,766)
J.P. Morgan Chase & Co.	EUR	156,100	Sale	12/11/17	185,897	(3,909)
J.P. Morgan Chase & Co.	EUR	670,000	Sale	12/13/17	798,011	(18,809)
J.P. Morgan Chase & Co.	GBP	42,200	Sale	12/11/17	57,090	(1,123)
J.P. Morgan Chase & Co.	GBP	290,000	Sale	12/18/17	392,447	(10,328)
						$(37,935)

**	The contracted amount is stated in the currency in which the contract is denominated.

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Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2017 (Unaudited)

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Unrealized Appreciation/ (Depreciation)
Euro-Bund Future	Long	20	EUR	12/07/17	3,254,400	$9,624
US 10 Year Note Future	Short	(37)	USD	3/20/18	(4,589,734)	23,853
						$33,477

Long Gilt Future	Long	10	GBP	3/27/18	1,236,000	$(8,193)
US Ultra T-Bond	Long	2	USD	3/20/18	329,750	(3,461)
						$(11,654)

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION(1)

Reference Obligations	Clearinghouse	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at November 30, 2017(2)	Notional Amount***(3)	Value	Upfront Premiums Received	Unrealized Appreciation
ITRX EUR XON S28 5Y(4)	Intercontinental Exchange	5.000%	EUR	12/20/2022	2.307%	750,000	$(111,787)	$113,744	$1,957
							$(111,787)	$113,744	$1,957

Reference Obligations	Clearinghouse	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at November 30, 2017(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
CDX EM CDSI S28 5Y(5)	Intercontinental Exchange	1.000%	USD	12/20/2022	1.824%	1,975,000	$73,419	$(82,358)	$(8,939)
CDX HY CDSI S29 5Y(6)	Intercontinental Exchange	5.000%	USD	12/20/2022	3.151%	6,175,000	(487,770)	454,326	(33,444)
							$(414,351)	$371,968	$(42,383)

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on an index of 75 equally weighted CDS on the most liquid sub-investment grade European corporate entities.
(5)	Based on an index of 14 sovereign issuers based in three regions, (1) Latin America, (2) Eastern Europe, the Middle East and Africa, and (3) Asia.
(6)	Based on an index of 100 North American equities with high yield credit ratings that trade in the CDS market.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	55

Stone Harbor Emerging Markets Debt Allocation Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)
OPEN-END FUNDS - 99.28%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	1,147,574	$12,198,711	(1)
Stone Harbor Local Markets Fund	USD	N/A	1,837,576	16,427,931	(1)(2)
				28,626,642

TOTAL OPEN-END FUNDS				28,626,642
(Cost $24,775,508)

SHORT TERM INVESTMENTS - 0.03%
Money Market Mutual Funds - 0.03%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.21%	8,134	8,135

TOTAL SHORT TERM INVESTMENTS				8,135
(Cost $8,135)

Total Investments - 99.31%				28,634,777
(Cost $24,783,643)
Other Assets In Excess of Liabilities - 0.69%				198,063

Net Assets - 100.00%				$28,832,840

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

EUR - Euro Currency

USD - United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Non-income producing security.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/(Depreciation)
Citigroup Global Markets	EUR	13,000	Sale	12/22/17	$15,494	$(198)
						$(198)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Financial Statements.

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Stone Harbor 500 Plus Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 82.93%
Bayview Opportunity Master Fund IVb Trust:
Series 2017-CRT1	USD	1M US L + 2.15%	10/25/28	92,026	$92,403	(1)(2)
Series 2017-NPL1	USD	3.60%	01/28/32	10,974	11,028	(2)(3)
CGMS Commercial Mortgage Trust, Series 2017-MDRB	USD	1M US L + 1.10%	07/15/30	100,000	99,854	(1)(2)
COMM Mortgage Trust, Series 2013-THL	USD	1M US L + 1.05%	06/08/30	72,292	72,354	(1)(2)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	1M US L + 0.30%	11/26/35	45,488	44,289	(1)(2)
GAHR Commercial Mortgage Trust, Series 2015-NRF	USD	1M US L + 1.30%	12/15/34	50,174	50,231	(1)(2)
GCAT LLC, Series 2017-5	USD	3.23%	07/25/47	72,033	72,397	(2)(3)
Hertz Vehicle Financing LLC, Series 2015-2A	USD	2.02%	09/25/19	100,000	99,849	(2)
Hudsons Bay Simon JV Trust, Series 2015-HBFL	USD	1M US L + 2.55%	08/05/34	100,000	99,953	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9	USD	5.34%	05/15/47	80,000	80,535
Series 2007-LDPX	USD	5.46%	01/15/49	27,540	27,662	(1)
Mill City Mortgage Loan Trust:
Series 2016-1	USD	2.50%	04/25/57	21,644	21,630	(1)(2)
Series 2017-1	USD	2.75%	11/25/58	86,533	86,889	(1)(2)
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2017-T1	USD	3.21%	02/16/21	100,000	99,410	(2)
Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2	USD	3.00%	07/25/57	98,725	98,997	(2)(3)
Progress Residential Trust, Series 2016-SFR1	USD	1M US L + 1.50%	09/17/18	39,654	40,079	(1)(2)
SLM Student Loan Trust, Series 2005-3	USD	3M US L + 0.09%	10/25/24	156,483	156,349	(1)
Towd Point Mortgage Trust:
Series 2015-3	USD	3.00%	02/25/23	14,356	14,498	(1)(2)
Series 2016-2	USD	2.75%	08/25/55	20,779	20,820	(1)(2)
Series 2016-3	USD	2.25%	04/25/56	17,357	17,266	(1)(2)
Series 2016-5	USD	2.50%	10/25/56	82,684	82,504	(1)(2)
Series 2017-1	USD	2.75%	10/25/56	67,070	67,379	(1)(2)
TRU Trust, Series 2016-TOYS	USD	1M US L + 2.25%	11/15/19	39,044	38,721	(1)(2)
VOLT LIV LLC, Series 2017-NPL1	USD	3.50%	02/25/47	45,351	45,622	(2)(3)
VOLT LVIII LLC, Series 2017-NPL5	USD	3.38%	05/28/47	61,703	62,056	(2)(3)
VOLT LXI LLC, Series 2017-NPL8	USD	3.13%	06/25/47	74,368	74,686	(2)(3)
VOLT LXIII LLC, Series 2017-NP10	USD	3.00%	10/25/47	100,000	100,151	(2)(3)
VOLT LXIV LLC, Series 2017-NP11	USD	3.38%	10/25/47	99,739	100,037	(2)(3)
VOLT XXV LLC, Series 2015-NPL8	USD	3.50%	06/26/45	43,949	44,045	(2)(3)
Wells Fargo Commercial Mortgage Trust, Series 2015-BXRP	USD	1M US L + 1.47%	11/15/29	80,343	80,435	(1)(2)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					2,002,129
(Cost $1,995,597)

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Stone Harbor 500 Plus Fund	Statements of Investments

November 30, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 12.02%
Money Market Mutual Funds - 12.02%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.21%	N/A	290,273	$290,301

TOTAL SHORT TERM INVESTMENTS					290,301
(Cost $290,279)

Total Investments - 94.95%					2,292,430
(Cost $2,285,876)
Other Assets in Excess of Liabilities - 5.05%					121,982	(4)

Net Assets - 100.00%					$2,414,412

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of November 30, 2017 was 1.37%

3M US L - 3 Month LIBOR as of November 30, 2017 was 1.49%

(1)	Floating or variable rate security. The reference rate is described above. The Rate in effect as of November 30, 2017 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,737,583, which represents approximately 71.97% of net assets as of November 30, 2017.
(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2017.
(4)	Includes cash which is being held as collateral for Futures Contracts.

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount**	Unrealized Appreciation/ (Depreciation)
S&P 500 ® Mini Future	Long	18	USD	12/15/17	2,383,110	$217,825
US 10 Year Note Future	Short	(2)	USD	3/20/18	(248,094)	1,055
						$218,880

**	The notional amount of each security is stated in the currency in which the security is denominated.

See Notes to Financial Statements.

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Intentionally Left Blank

Stone Harbor Investment Funds	Statements of Assets and Liabilities

November 30, 2017 (Unaudited)

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund
ASSETS:
Investments, at value(1)	$1,156,341,651	$134,338,293	$981,588,456
Investments in affiliates, at value(2)	–	–	–
Cash	5,157,510	5,250	–
Foreign currency, at value (3)	–	–	5,526,601
Unrealized appreciation on forward foreign currency contracts	614,944	–	3,050,268
Deposits with brokers for credit default swap contracts	–	–	–
Deposits with brokers for forward foreign currency contracts	1,360,000	–	–
Cash pledged as collateral for forward commitments	–	–	–
Deposits with brokers for futures contracts	–	–	–
Receivable for investments sold	7,820,821	2,141,306	131,461,803
Receivable for variation margin on future contracts	–	–	–
Receivable for fund shares sold	248,326	–	84,919
Receivable from adviser	–	–	–
Interest receivable	19,222,198	2,028,929	21,652,330
Deferred offering costs	–	–	–
Prepaid and other assets	7,666	12,602	13,634
Total Assets	1,190,773,116	138,526,380	1,143,378,011
LIABILITIES:
Bank Overdraft	–	–	920,000
Payable to broker for credit default swap contracts	–	–	–
Payable due to brokers for forward foreign currency contracts	–	–	800,000
Payable for investments purchased	20,286,387	2,978,319	10,649,678
Payable for fund shares redeemed	–	27,923	–
Swap premium received	–	–	–
Unrealized depreciation on forward foreign currency contracts	2,203,341	–	2,018,526
Variation margin payable on credit default swap contracts	–	–	–
Payable to adviser	570,473	41,375	639,234
Payable to administrator	139,712	33,740	108,214
Other payables	90,690	64,883	132,688
Total Liabilities	23,290,603	3,146,240	15,268,340
Net Assets	$1,167,482,513	$135,380,140	$1,128,109,671
NET ASSETS CONSIST OF:
Paid-in capital	$1,287,163,690	$156,835,462	$1,390,359,519
Undistributed/(overdistributed) net investment income	4,019,788	61,282	(28,902,264)
Accumulated net realized gain/(loss)	(160,172,742)	(22,892,032)	(180,392,018)
Net unrealized appreciation/(depreciation)	36,471,777	1,375,428	(52,955,566)
Net Assets	$1,167,482,513	$135,380,140	$1,128,109,671
PRICING OF SHARES:
Institutional Class
Net Assets	$1,167,482,513	$135,380,140	$1,128,109,671
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	109,793,225	16,653,478	126,230,613
Net assets value, offering and redemption price per share	$10.63	$8.13	$8.94
(1)Cost of Investments	$1,118,301,731	$132,962,865	$1,035,349,709
(2)Cost of Investments in affiliates	$–	$–	$–
(3)Cost of Investments in foreign cash	$–	$–	$5,526,601

See Notes to Financial Statements.

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Stone Harbor Investment Funds	Statements of Assets and Liabilities

November 30, 2017 (Unaudited)

Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund	Stone Harbor 500 Plus Fund
$11,969,761	$12,063,304	$58,920	$8,135	$2,292,430
–	–	38,264,533	28,626,642	–
1,849	59,862	6,673	–	1,040
–	–	73,405	–	–
–	–	7,479	–	–
–	–	309,242	–	–
–	–	–	–	–
–	2,200,000	–	–	–
–	–	128,476	–	83,100
148,372	61,024	–	–	279
–	–	23,375	–	21,364
–	–	–	148,980	–
33,263	65,955	78,646	73,200	52,867
137,776	61,348	30	28	2,901
–	–	–	–	9,839
–	9,079	11,306	11,447	1,750
12,291,021	14,520,572	38,962,085	28,868,432	2,465,570

–	–	–	–	–
–	–	74,627	–	–
–	–	–	–	–
198,931	2,366,663	6,891	–	–
–	–	–	–	–
–	–	–	–	–
–	–	37,935	198	–
–	–	8,802	–	–
–	–	–	–	–
4,625	18,122	4,120	2,811	8,895
47,664	36,551	37,462	32,583	42,263
251,220	2,421,336	169,837	35,592	51,158
$12,039,801	$12,099,236	$38,792,248	$28,832,840	$2,414,412

$16,220,344	$11,910,766	$39,866,195	$32,529,997	$2,042,090
5,475	1,922	227,851	661,670	14,084
(4,552,503)	132,588	(567,960)	(8,209,763)	132,804
366,485	53,960	(733,838)	3,850,936	225,434
$12,039,801	$12,099,236	$38,792,248	$28,832,840	$2,414,412

$12,039,801	$12,099,236	$38,792,248	$28,832,840	$2,414,412

1,299,946	1,168,441	3,942,339	2,940,350	203,679
$9.26	$10.36	$9.84	$9.81	$11.85
$11,603,276	$12,009,344	$58,918	$8,135	$2,285,876
$–	$–	$38,957,875	$24,775,508	$–
$–	$–	$72,445	$–	$–

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	61

Stone Harbor Investment Funds	Statements of Operations

For the Six Months Ended November 30, 2017 (Unaudited)

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund
INVESTMENT INCOME:
Interest(1)	$43,486,869	$4,255,895	$34,320,904
Dividends	156,257	19,919	359,999
Dividends from affiliated investment companies	–	–	–
Total Investment Income	43,643,126	4,275,814	34,680,903
EXPENSES:
Operational:
Investment advisory fee	3,865,720	361,542	3,748,096
Administration fees	371,337	57,982	280,989
Interest on line of credit	25,927	–	–
Line of credit commitment fee	40,354	7,069	39,292
Custodian fees	69,717	17,195	227,748
Printing fees	2,927	2,761	2,416
Professional fees	55,200	54,054	54,529
Offering costs	–	–	–
Trustee fees	108,654	13,911	72,046
Transfer agent fees	16,493	11,701	15,253
Registration fees	16,867	8,206	10,915
Insurance fees	21,352	3,314	13,822
Other	8,691	3,200	6,205
Total expenses before waiver/reimbursement	4,603,239	540,935	4,471,311
Less fees waived by investment adviser	–	(64,273)	–
Less expenses reimbursed by investment adviser	–	–	–
Total Net Expenses	4,603,239	476,662	4,471,311
Net Investment Income	39,039,887	3,799,152	30,209,592
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	25,126,467	1,643,085	389,055
Investments - affiliated investment companies	–	–	–
Credit default swap contracts	–	–	–
Futures contracts	–	–	–
Forward foreign currency contracts	(5,166,961)	(84,045)	1,069,193
Foreign currency transactions	487,720	3,339	(153,685)
Net realized gain/(loss)	20,447,226	1,562,379	1,304,563
Change in unrealized appreciation/(depreciation) on:
Investments	(16,596,692)	(3,868,047)	(9,200,851)
Affiliated investment companies	–	–	–
Credit default swap contracts	–	–	–
Futures contracts	–	–	–
Forward foreign currency contracts	1,247,858	35,640	698,150
Translation of assets and liabilities denominated in foreign currencies	(89,749)	(702)	(469,864)
Net change in unrealized appreciation/(depreciation)	(15,438,583)	(3,833,109)	(8,972,565)
Net Realized and Unrealized Gain/(Loss)	5,008,643	(2,270,730)	(7,668,002)
Net Increase in Net Assets Resulting from Operations	$44,048,530	$1,528,422	$22,541,590

(1)Including Foreign Tax Withholding	$143,943	$893	$354,655

See Notes to Financial Statements.

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Stone Harbor Investment Funds	Statements of Operations

For the Six Months Ended November 30, 2017 (Unaudited)

Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund	Stone Harbor 500 Plus Fund
$313,807	$149,559	$–	$–	$27,552
1,931	3,542	112	552	1,784
–	–	749,551	366,919	–
315,738	153,101	749,663	367,471	29,336

47,920	22,848	103,535	99,627	5,100
6,298	18,843	10,476	7,684	891
–	–	–	–	–
471	597	–	–	90
4,086	7,088	10,033	3,178	5,960
1,789	1,790	1,803	1,858	1,902
42,747	34,454	32,991	29,635	42,302
–	–	–	–	35,410
927	1,132	2,850	2,062	173
10,858	10,319	10,680	11,313	10,322
13,365	9,853	7,924	9,617	1,095
165	223	537	803	–
2,450	2,465	1,939	2,796	2,181
131,076	109,612	182,768	168,573	105,426
(47,920)	(22,848)	(103,535)	(99,627)	(5,100)
(26,336)	(53,570)	(65,447)	(61,743)	(93,434)
56,820	33,194	13,786	7,203	6,892
258,918	119,907	735,877	360,268	22,444

298,624	93,707	48	(37)	(1,080)
–	–	(11,957)	5,075	–
–	–	(230,122)	–	–
–	–	71,484	–	134,246
–	–	40,208	1,399	–
–	–	(4,108)	(709)	–
298,624	93,707	(134,447)	5,728	133,166

(151,139)	(105,289)	2	–	(656)
–	–	(170,738)	350,425	–
–	–	30,631	–	–
–	–	(5,238)	–	87,415
–	–	(37,571)	3,981	–

–	–	7,219	–	–
(151,139)	(105,289)	(175,695)	354,406	86,759
147,485	(11,582)	(310,142)	360,134	219,925
$406,403	$108,325	$425,735	$720,402	$242,369

$1,024	$479	$–	$–	$–

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	63

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Emergig Markets Debt Fund
	For the Six Months Ended November 30, 2017 (Unaudited)	For the Year Ended May 31, 2017
OPERATIONS:
Net investment income	$39,039,887	$83,639,763
Net realized gain/(loss)	20,447,226	35,711,494
Net change in unrealized appreciation/(depreciation)	(15,438,583)	59,538,095
Net increase in net assets resulting from operations	44,048,530	178,889,352

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(37,035,844)	(90,794,571)
Net decrease in net assets from distributions to shareholders	(37,035,844)	(90,794,571)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	41,039,481	263,243,956
Issued to shareholders in reinvestment of distributions	36,570,341	85,031,047
Cost of shares redeemed	(358,911,519)	(568,088,003)
Net increase/(decrease) in net assets from capital share transactions	(281,301,697)	(219,813,000)

Net Increase/(Decrease) in Net Assets	(274,289,011)	(131,718,219)

NET ASSETS:
Beginning of period	1,441,771,524	1,573,489,743
End of period	$1,167,482,513	$1,441,771,524
Includes undistributed/(overdistributed) net investment income of:	$4,019,788	$2,015,745

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	135,994,567	156,258,645
Shares sold	3,833,911	25,504,654
Shares reinvested	3,451,934	8,200,580
Shares redeemed	(33,487,187)	(53,969,312)
Shares outstanding - end of period	109,793,225	135,994,567

See Notes to Financial Statements.

64	www.shiplp.com

Stone Harbor Investment Funds	Statements of Changes in Net Assets

Stone Harbor High Yield Bond Fund		Stone Harbor Local Markets Fund		Stone Harbor Emerging Markets Corporate Debt Fund

For the Six Months Ended November 30, 2017 (Unaudited)	For the Year Ended May 31, 2017	For the Six Months Ended November 30, 2017 (Unaudited)	For the Year Ended May 31, 2017	For the Six Months Ended November 30, 2017 (Unaudited)	For the Year Ended May 31, 2017
$3,799,152	$13,431,860	$30,209,592	$64,714,279	$258,918	$678,113
1,562,379	(6,382,656)	1,304,563	(76,330,124)	298,624	218,183
(3,833,109)	18,039,567	(8,972,565)	118,797,535	(151,139)	396,501
1,528,422	25,088,771	22,541,590	107,181,690	406,403	1,292,797

(4,298,088)	(12,429,528)	–	–	(270,612)	(653,203)
(4,298,088)	(12,429,528)	–	–	(270,612)	(653,203)

1,871,444	7,142,372	195,540,209	183,701,624	3,903,566	962,544
3,771,798	11,608,008	–	–	270,612	653,203
(27,778,185)	(121,660,433)	(80,914,155)	(226,443,779)	(5,434,914)	(6,437,161)
(22,134,943)	(102,910,053)	114,626,054	(42,742,155)	(1,260,736)	(4,821,414)

(24,904,609)	(90,250,810)	137,167,644	64,439,535	(1,124,945)	(4,181,820)

160,284,749	250,535,559	990,942,027	926,502,492	13,164,746	17,346,566
$135,380,140	$160,284,749	$1,128,109,671	$990,942,027	$12,039,801	$13,164,746
$61,282	$560,218	$(28,902,264)	$(59,111,856)	$5,475	$17,169

19,299,361	31,654,090	113,182,642	119,102,327	1,439,886	1,967,303
226,561	869,025	22,084,582	21,754,483	421,092	106,476
464,639	1,425,710	–	–	29,378	72,666
(3,337,083)	(14,649,464)	(9,036,611)	(27,674,168)	(590,410)	(706,559)
16,653,478	19,299,361	126,230,613	113,182,642	1,299,946	1,439,886

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	65

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Investment Grade Fund
	For the Six Months Ended November 30, 2017 (Unaudited)	For the Year Ended May 31, 2017
OPERATIONS:
Net investment income	$119,907	$280,338
Net realized gain/(loss)	93,707	56,374
Net realized gain/(loss) on investments - affiliated investment companies	–	–
Distributions from affiliated investment companies	–	–
Net change in unrealized appreciation/(depreciation)	(105,289)	(32,311)
Net increase in net assets resulting from operations	108,325	304,401

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(117,985)	(297,043)
From net realized gains	–	(62,079)
Net decrease in net assets from distributions to shareholders	(117,985)	(359,122)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	681,825	1,714,642
Issued to shareholders in reinvestment of distributions	117,985	359,122
Cost of shares redeemed	(3,973,981)	(2,528,868)
Net increase/(decrease) in net assets from capital share transactions	(3,174,171)	(455,104)

Net Increase/(Decrease) in Net Assets	(3,183,831)	(509,825)

NET ASSETS:
Beginning of period	15,283,067	15,792,892
End of period	$12,099,236	$15,283,067
Includes undistributed net investment income of:	$1,922	$–

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	1,472,733	1,518,095
Shares sold	65,410	164,614
Shares reinvested	11,356	35,095
Shares redeemed	(381,058)	(245,071)
Shares outstanding - end of period	1,168,441	1,472,733

See Notes to Financial Statements.

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Stone Harbor Investment Funds	Statements of Changes in Net Assets

Stone Harbor Strategic Income Fund		Stone Harbor Emerging Markets Debt Allocation Fund		Stone Harbor 500 Plus Fund
For the Six Months Ended November 30, 2017 (Unaudited)	For the Year Ended May 31, 2017	For the Six Months Ended November 30, 2017 (Unaudited)	For the Year Ended May 31, 2017	For the Six Months Ended November 30, 2017 (Unaudited)	For the Period January 20, 2017 (Commencement of Operations) to May 31, 2017

$735,877	$1,496,757	$360,268	$1,389,610	$22,444	$12,402
(122,490)	106,499	653	(250,448)	133,166	(35)
(11,957)	(408,037)	5,075	2,151,359	–	–
–	–	–	–	–	–
(175,695)	1,441,093	354,406	2,512,704	86,759	138,675
425,735	2,636,312	720,402	5,803,225	242,369	151,042

(646,950)	(1,417,693)	–	(1,818,851)	(10,137)	(12,105)
–	–	–	–	–	–
(646,950)	(1,417,693)	–	(1,818,851)	(10,137)	(12,105)

2,005,000	2,400,000	1,260,591	5,055,634	–	2,021,001
604,561	1,247,105	–	1,818,851	10,137	12,105
(905,015)	(4,050,000)	(829,007)	(50,653,241)	–	–
1,704,546	(402,895)	431,584	(43,778,756)	10,137	2,033,106

1,483,331	815,724	1,151,986	(39,794,382)	242,369	2,172,043

37,308,917	36,493,193	27,680,854	67,475,236	2,172,043	–
$38,792,248	$37,308,917	$28,832,840	$27,680,854	$2,414,412	$2,172,043
$227,851	$138,924	$661,670	$301,402	$14,084	$1,777

3,770,478	3,813,000	2,897,021	7,583,812	202,741	–
201,757	243,244	128,437	538,403	–	201,592
61,430	128,674	–	209,545	938	1,149
(91,326)	(414,440)	(85,108)	(5,434,739)	–	–
3,942,339	3,770,478	2,940,350	2,897,021	203,679	202,741

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	67

Stone Harbor Emerging Markets Debt Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2017 (Unaudited)		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013
Net asset value - beginning of period	$10.60		$10.07	$10.47	$11.11	$11.34	$10.93
Income/(loss) from investment operations:
Net investment income(1)	0.33		0.56	0.77	0.59	0.55	0.55
Net realized and unrealized gain/(loss) on investments	0.02		0.59	(0.43)	(0.70)	(0.31)	0.45
Total income/(loss) from investment operations	0.35		1.15	0.34	(0.11)	0.24	1.00

Less distributions to shareholders:
From net investment income	(0.32)		(0.62)	(0.74)	(0.53)	(0.47)	(0.54)
From net realized gains	–		–	–	–	–	(0.05)
Total distributions	(0.32)		(0.62)	(0.74)	(0.53)	(0.47)	(0.59)
Net Increase/(Decrease) in Net Asset Value	0.03		0.53	(0.40)	(0.64)	(0.23)	0.41
Net asset value - end of period	$10.63		$10.60	$10.07	$10.47	$11.11	$11.34

Total Return(2)	3.33%		11.70%	3.70%	(1.01)%	2.45%	9.05%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,167		$1,442	$1,573	$1,936	$2,178	$1,837
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.72	%(3)	0.69%	0.68%	0.68%	0.70%	0.68%
Ratio of expenses to average net assets with fee waivers/reimbursements/ repayment of previously waived fees	0.72	%(3)(4)	0.69%	0.68%	0.68%	0.70%	0.68%
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	6.07	%(3)	5.37%	7.73%	5.54%	5.21%	4.68%
Portfolio turnover rate	51%		114%	90%	75%	68%	68%

(1)	Calculated using average shares throughout the period.
(2)	Total returns for periods of less than one year are not annualized.
(3)	Annualized.

(4)	The period ended November 30, 2017 includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

68	www.shiplp.com

Stone Harbor High Yield Bond Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2017 (Unaudited)		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015		For the Year Ended May 31, 2014	For the Year Ended May 31, 2013
Net asset value - beginning of period	$8.31		$7.91	$8.68	$9.63		$9.83	$9.13
Income/(loss) from investment operations:
Net investment income(1)	0.22		0.46	0.49	0.54		0.60	0.70
Net realized and unrealized gain/(loss) on investments	(0.14)		0.39	(0.77)	(0.58)		0.13	0.72
Total income/(loss) from investment operations	0.08		0.85	(0.28)	(0.04)		0.73	1.42

Less distributions to shareholders:
From net investment income	(0.26)		(0.45)	(0.49)	(0.60)		(0.64)	(0.68)
From net realized gains	–		–	–	(0.31)		(0.29)	(0.04)
Total distributions	(0.26)		(0.45)	(0.49)	(0.91)		(0.93)	(0.72)
Net Increase/(Decrease) in Net Asset Value	(0.18)		0.40	(0.77)	(0.95)		(0.20)	0.70
Net asset value - end of period	$8.13		$8.31	$7.91	$8.68		$9.63	$9.83

Total Return(2)(3)	0.99%		10.97%	(3.03)%	(0.27)%		7.90%	15.87%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$135		$160	$251	$290		$303	$387
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.75	%(4)	0.67%	0.64%	0.62	%(5)	0.62%	0.60%
Ratio of expenses to average net assets with fee waivers/reimbursements/ repayment of previously waived fees	0.66	%(4)(6)	0.65%	0.64%	0.60	%(5)	0.55%	0.55%
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	5.26	%(4)	5.63%	6.06%	5.98%		6.23%	7.27%
Portfolio turnover rate	31%		70%	48%	52%		54%	59%

(1)	Calculated using average shares throughout the period.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	Effective October 1, 2014, the expense limitation rate changed from 0.55% to 0.65%.

(6)	The period ended November 30, 2017 includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	69

Stone Harbor Local Markets Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2017 (Unaudited)		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013
Net asset value - beginning of period	$8.76		$7.78	$8.38	$9.96	$10.51	$10.10
Income/(loss) from investment operations:
Net investment income(1)	0.27		0.56	0.50	0.52	0.53	0.49
Net realized and unrealized gain/(loss) on investments	(0.09)		0.42	(1.10)	(1.98)	(0.96)	0.33
Total income/(loss) from investment operations	0.18		0.98	(0.60)	(1.46)	(0.43)	0.82

Less distributions to shareholders:
From net investment income	–		–	–	(0.12)	(0.07)	(0.39)
From net realized gains	–		–	–	–	(0.05)	(0.02)
Total distributions	–		–	–	(0.12)	(0.12)	(0.41)
Net Increase/(Decrease) in Net Asset Value	0.18		0.98	(0.60)	(1.58)	(0.55)	0.41
Net asset value - end of period	$8.94		$8.76	$7.78	$8.38	$9.96	$10.51

Total Return(2)	2.05%		12.60%	(7.16)%	(14.70)%	(4.04)%	7.92%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,128		$991	$927	$1,563	$2,491	$2,464
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.89	%(3)	0.89%	0.88%	0.87%	0.88%	0.86%
Ratio of expenses to average net assets with fee waivers/reimbursements/repayment of previously waived fees	0.89	%(3)(4)	0.89%	0.88%	0.87%	0.88%	0.86%
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	6.04	%(3)	6.76%	6.49%	5.62%	5.41%	4.45%
Portfolio turnover rate	52%		125%	166%	145%	181%	191%

(1)	Calculated using average shares throughout the period.
(2)	Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	The period ended November 30, 2017 includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

70	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2017 (Unaudited)		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013
Net asset value - beginning of period	$9.14		$8.82	$9.11	$9.23	$9.37	$8.89
Income from investment operations:
Net investment income(1)	0.21		0.41	0.43	0.41	0.41	0.44
Net realized and unrealized gain/(loss) on investments	0.13		0.32	(0.27)	(0.08)	(0.08)	0.46
Total income from investment operations	0.34		0.73	0.16	0.33	0.33	0.90

Less distributions to shareholders:
From net investment income	(0.22)		(0.41)	(0.45)	(0.45)	(0.47)	(0.42)
Total distributions	(0.22)		(0.41)	(0.45)	(0.45)	(0.47)	(0.42)

Net Increase/(Decrease) in Net Asset Value	0.12		0.32	(0.29)	(0.12)	(0.14)	0.48
Net asset value - end of period	$9.26		$9.14	$8.82	$9.11	$9.23	$9.37

Total Return(2)(3)	3.75%		8.43%	1.92%	3.64%	3.80%	10.13%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$12		$13	$17	$24	$26	$68
Ratio of expenses to average net assets without fee waivers/reimbursements	2.33	%(4)	1.91%	1.37%	1.40%	1.22%	1.16%
Ratio of expenses to average net assets with fee waivers/reimbursements	1.01	%(4)(5)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets with fee waivers/reimbursements	4.59	%(4)	4.49%	4.93%	4.52%	4.58%	4.68%
Portfolio turnover rate	56%		72%	127%	62%	78%	78%

(1)	Calculated using average shares throughout the period.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	The period ended November 30, 2017 includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	71

Stone Harbor Investment Grade Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2017 (Unaudited)		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Period December 19, 2013 (Commencement of Operations) to May 31, 2014
Net asset value - beginning of period	$10.38		$10.40	$10.36	$10.38	$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.10		0.18	0.16	0.13	0.07
Net realized and unrealized gain/(loss) on investments	(0.02)		0.03	0.12	0.07	0.37
Total income from investment operations	0.08		0.21	0.28	0.20	0.44

Less distributions to common shareholders:
From net investment income	(0.10)		(0.19)	(0.15)	(0.14)	(0.06)
From net realized gains	–		(0.04)	(0.09)	(0.08)	–
Total distributions	(0.10)		(0.23)	(0.24)	(0.22)	(0.06)
Net Increase/(Decrease) in Net Asset Value	(0.02)		(0.02)	0.04	(0.02)	0.38
Net asset value - end of period	$10.36		$10.38	$10.40	$10.36	$10.38

Total Return(2)(3)	0.77%		2.07%	2.71%	1.94%	4.41%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$12		$15	$16	$10	$3
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.68	%(4)	1.32%	1.40%	2.07%	4.14	%(4)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.51	%(4)(5)	0.50%	0.50%	0.50%	0.50	%(4)
Ratio of net investment income to average net assets with fee waivers/reimbursements	1.84	%(4)	1.72%	1.57%	1.26%	1.62	%(4)
Portfolio turnover rate	22%		49%	52%	51%	27%

(1)	Calculated using average shares throughout the period.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	The period ended November 30, 2017 includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

72	www.shiplp.com

Stone Harbor Strategic Income Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2017 (Unaudited)		For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Year Ended May 31, 2015		For the Period December 19, 2013 (Commencement of Operations) to May 31, 2014
Net asset value - beginning of period	$9.90		$9.57		$10.05		$10.44		$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.19		0.38		0.43		0.49		0.15
Net realized and unrealized gain/(loss) on investments	(0.08)		0.31		(0.43)		(0.37)		0.42
Total income from investment operations	0.11		0.69		–		0.12		0.57

Less distributions to common shareholders:
From net investment income	(0.17)		(0.36)		(0.35)		(0.48)		(0.13)
From net realized gains	–		–		(0.13)		(0.03)		–
Total distributions	(0.17)		(0.36)		(0.48)		(0.51)		(0.13)
Net Increase/(Decrease) in Net Asset Value	(0.06)		0.33		(0.48)		(0.39)		0.44
Net asset value - end of period	$9.84		$9.90		$9.57		$10.05		$10.44

Total Return(2)(3)	1.12%		7.34%		0.19%		1.15%		5.73%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$39		$37		$36		$34		$11
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	0.97	%(4)(5)	0.94	%(5)	0.96	%(5)	1.06	%(5)	1.46	%(4)(5)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.07	%(4)(5)	0.11	%(5)	0.12	%(5)	0.11	%(5)	0.12	%(4)(5)
Ratio of net investment income to average net assets with fee waivers/reimbursements	3.91	%(4)(5)	3.89	%(5)	4.46	%(5)	4.88	%(5)	3.38	%(4)(5)
Portfolio turnover rate	13%		20%		26%		8%		0	%(6)

(1)	Calculated using average shares throughout the period.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	Ratio does not include expenses of the mutual funds held in the investment portfolio.
(6)	Less than 0.5%.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	73

Stone Harbor Emerging Markets Debt Allocation Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2017 (Unaudited)		For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Period October 21, 2014 (Commencement of Operations) to May 31, 2015
Net asset value - beginning of period	$9.55		$8.90		$9.36		$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.12		0.25		0.32		0.23
Net realized and unrealized gain/(loss) on investments	0.14		0.74		(0.52)		(0.70)
Total income/(loss) from investment operations	0.26		0.99		(0.20)		(0.47)

Less distributions to shareholders:
From net investment income	–		(0.34)		(0.26)		(0.17)
Total distributions	–		(0.34)		(0.26)		(0.17)
Net Increase/(Decrease) in Net Asset Value	0.26		0.65		(0.46)		(0.64)
Net asset value - end of period	$9.81		$9.55		$8.90		$9.36

Total Return(2)(3)	2.72%		11.51%		(1.96%)		(4.73%)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$29		$28		$67		$85
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.18	%(4)(5)	0.98	%(5)	0.87	%(5)	0.97	%(4)(5)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.05	%(4)(5)	0.05	%(5)	0.06	%(5)	0.10	%(4)(5)
Ratio of net investment income to average net assets with fee waivers/reimbursements	2.53	%(4)(5)	2.72	%(5)	3.72	%(5)	3.68	%(4)(5)
Portfolio turnover rate	7%		24%		70%		11%

(1)	Calculated using average shares throughout the period.

(2)	Total returns would have been lower in 2015 had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

See Notes to Financial Statements.

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Stone Harbor 500 Plus Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2017 (Unaudited)		For the Period January 20, 2017 (Commencement of Operations) to May 31, 2017
Net asset value - beginning of period	$10.71		$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.11		0.06
Net realized and unrealized gain on investments	1.08		0.71
Total income from investment operations	1.19		0.77

Less distributions to common shareholders:
From net investment income	(0.05)		(0.06)
Total distributions	(0.05)		(0.06)
Net Increase in Net Asset Value	1.14		0.71
Net asset value - end of period	$11.85		$10.71

Total Return(2)(3)	11.16%		7.71%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2		$2
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	9.30	%(4)	12.71	%(4)(5)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.61	%(4)(6)	0.60	%(4)
Ratio of net investment income to average net assets with fee waivers/reimbursements	1.98	%(4)	1.70	%(4)
Portfolio turnover rate	25%		20%

(1)	Calculated using average shares throughout the period.

(2)	Total returns for periods of less than one year are not annualized.

(3)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(4)	Annualized.

(5)	Ratios before fee waivers for start up periods may not be representative of long term operating results.

(6)	The period ended November 30, 2017 includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	75

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

1. ORGANIZATION

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor 500 Plus Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Stone Harbor 500 Plus Fund commenced operations on January 20, 2017. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes. The Trust also includes the Stone Harbor Emerging Markets Debt Blend Fund which had not commenced operations as of the reporting period.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund, either directly or through investment in the underlying funds (defined below), will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and other income producing securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The 500 Plus Fund’s investment objective is to maximize total return. The Fund will normally invest in S&P 500 Index derivatives and various types of fixed income instruments. The derivatives the Fund may invest in are: futures, options, swaps, including total return swaps, credit default swap, and credit linked notes. Fixed income instruments will typically be rated at least investment grade by any of Moody’s Investor Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Emerging Markets Debt Fund, Local Markets Fund and the 500 Plus Fund are each classified as “non-diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Funds’ assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, and Emerging Markets Debt Allocation Fund are diversified funds. The Emerging Markets Corporate Debt Fund was previously classified as a non- diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

2. SIGNIFICANT ACCOUNTING POLICIES AND RISK DISCLOSURES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter (“OTC”) market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. OTC traded derivatives (primarily swaps and foreign currency options) are generally priced by an independent pricing service. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. Eastern Standard Time (“EST”). Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. EST.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	77

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3—	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of November 30, 2017:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$873,613,151	$–	$873,613,151
Bank Loans	–	–	15,243,022	15,243,022
Corporate Bonds	–	224,263,033	–	224,263,033
Credit Linked Notes	–	–	6,909,330	6,909,330
Short Term Investments	36,313,115	–	–	36,313,115
Total	$36,313,115	$1,097,876,184	$22,152,352	$1,156,341,651

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$614,944	$–	$614,944
Liabilities
Forward Foreign Currency Contracts	–	(2,203,341)	–	(2,203,341)
Total	$–	$(1,588,397)	$–	$(1,588,397)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$119,055,812	$–	$119,055,812
Bank Loans	–	9,902,116	–	9,902,116
Common/Preferred Stocks	840,108	–	129,373	969,481
Rights	–	–	83,269	83,269
Warrants	5,514	–	32	5,546
Short Term Investments	4,322,069	–	–	4,322,069
Total	$5,167,691	$128,957,928	$212,674	$134,338,293

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$823,464,395	$–	$823,464,395
Corporate Bonds	–	72,728,136	–	72,728,136
Short Term Investments	85,395,925	–	–	85,395,925
Total	$85,395,925	$896,192,531	$–	$981,588,456

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$3,050,268	$–	$3,050,268
Liabilities
Forward Foreign Currency Contracts	–	(2,018,526)	–	(2,018,526)
Total	$–	$1,031,742	$–	$1,031,742

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$–	$11,678,577	$–	$11,678,577
Short Term Investments	291,184	–	–	291,184
Total	$291,184	$11,678,577	$–	$11,969,761

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Investment Grade Fund
Corporate Bonds	$–	$4,837,897	$–	$4,837,897
Asset Backed/Commercial Mortgage Backed Securities	–	1,842,501	–	1,842,501
U.S. Treasury Bonds/Notes	–	2,268,199	–	2,268,199
U.S. Government Agency Mortgage Backed Securities	–	2,203,109	–	2,203,109
Short Term Investments	911,598	–	–	911,598
Total	$911,598	$11,151,706	$–	$12,063,304

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$38,264,533	$–	$–	$38,264,533
Short Term Investments	58,920	–	–	58,920
Total	$38,323,453	$–	$–	$38,323,453

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$7,479	$–	$7,479
Futures Contracts	33,477	–	–	33,477
Credit Default Swap Contracts	–	1,957	–	1,957
Liabilities
Forward Foreign Currency Contracts	–	(37,935)	–	(37,935)
Credit Default Swap Contracts	–	(42,383)	–	(42,383)
Futures Contracts	(11,654)	–	–	(11,654)
Total	$21,823	$(70,882)	$–	$(49,059)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$28,626,642	$–	$–	$28,626,642
Short Term Investments	8,135	–	–	8,135
Total	$28,634,777	$–	$–	$28,634,777

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	79

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Liabilities
Forward Foreign Currency Contracts	–	(198)	–	(198)
Total	$–	$(198)	$–	$(198)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor 500 Plus Fund
Asset Backed/Commercial Mortgage Backed Securities	$–	$2,002,129	$–	$2,002,129
Short Term Investments	290,301	–	–	290,301
Total	$290,301	$2,002,129	$–	$2,292,430

Other Financial Instruments**
Assets
Futures Contracts	$218,880	$–	$–	$218,880
Total	$218,880	$–	$–	$218,880

*	For detailed Industry/Country descriptions see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value.

There were no transfers in or out of Levels 1 and 2 during the period ended November 30, 2017. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of May 31, 2017	Accrued discount/premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of November 30, 2017	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations November 30, 2017
Stone Harbor Emerging Markets Debt Fund
Bank Loans	$13,589,848	$–	$–	$(9,701)	$(130,242)	$1,793,117	$-	$–	$–	$15,243,022	$(130,242)
Credit Linked Notes	7,214,815	75,001	–	(17,564)	57,204	–	(420,125)	–	–	6,909,330	57,204
Total	$20,804,663	$75,001	$–	$(27,265)	$(73,038)	$1,793,117	$(420,125)	$–	$–	$22,152,352	$(73,038)

Asset Type	Balance as of May 31, 2017	Accrued Discount/premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of November 30, 2017	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at November 30, 2017
Stone Harbor High Yield Bond Fund
Bank Loans	$903,047	$–	$–	$–	$(14,986)	$–	$(888,061)	$–	$–	$–	$(14,986)
Warrants	32	–	–	–	–	–	–	–	–	32	–
Corporate Bond	112	–	–	–	(112)	–	–	–	–	–	(112)
Rights	94,624	–	–	–	(11,355)	–	–	–	–	83,269	(11,355)
Common Stock	129,373	–	–	–	–	–	–	–	–	129,373	–

	$1,127,188	$–	$–	$–	$(26,453)	$–	$(888,061)	$–	$–	$212,674	$(26,453)

All level 3 investments have values determined utilizing third party pricing information without adjustment.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statements of Investments.

Line of Credit: On May 5, 2017, the Trust entered into a credit agreement (“Credit Agreement”) with State Street Bank and Trust Company (the “Bank”) in which the Funds may borrow through a revolving line of credit. Borrowings under the Credit Agreement are secured by investments held in the Funds. During the period ended November 30, 2017, the Emerging Markets Debt Fund borrowed an average amount of $33,136,364 at a average interest rate of 2.48%. The remaining Funds did not borrow under the Credit Agreement. Interest and commitment fees on funded and unfunded loans can be found under other expense in the Statements of Operations of the applicable Fund. The Credit Agreement provides for an aggregate commitment amount of $50,000,000 with an annual commitment fee of 0.35% allocated on a pro-rata basis between the Funds based on their net assets, with the exception of the Stone Harbor Emerging Debt Allocation Fund and the Strategic Income Fund. The Credit Agreement will expire on May 4, 2018.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. Outstanding TBA commitments and related deliverables are reflected on the Statement of Assets and Liabilities in Payable for investments purchased and Receivable for investments sold, respectively. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. These gain/loss amounts are reflected in the Accumulated net realized gain/loss on investments and Net unrealized appreciation on investments on the Statement of Assets and Liabilities.

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. A Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that a Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Funds’ investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis, except for any distributions paid by the Local Markets Fund and the Emerging Markets Debt Allocation Fund, which are declared and paid annually. Capital gain distributions, if any, are declared and paid at least annually. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

Expenses: Direct expenses are charged to each Fund; expenses of the Trust are generally allocated to the Funds based on each Fund’s relative net assets.

Offering Costs: Offering costs for the Stone Harbor 500 Plus Fund of $64,739, consisted of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve month period beginning with the commencement of operations of the Fund.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

The Funds’ use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts: Certain Funds engaged in currency transactions with counterparties during the period ended November 30, 2017 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds invested in futures contracts during the period ended November 30, 2017 in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The margin is reported on the Statement of Assets and Liabilities as “Deposit with brokers for futures contracts”. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

Swap Agreements: Certain Funds invested in swap agreements during the period ended November 30, 2017. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) and also reflected in the change in unrealized appreciation/(depreciation) on credit default swap contracts in the Statement of Operations. Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. Changes in value for OTC swaps are reflected in the unrealized appreciation/(depreciation) of the position until a periodic payment is made by either party.

Swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the swap is the unamortized premium received or paid. Periodic payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. For centrally cleared swaps, these amounts are included in the deposits with brokers for swap contracts while OTC swaps are displayed as a swap premium paid/received. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the period ended November 30, 2017 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Certain Funds may enter into interest rate swap agreements. Interest rate swap contracts involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair values of forward foreign currency contracts, credit default swaps, and future contracts on the Statements of Assets and Liabilities as of November 30, 2017:

Risk Exposure	Location	Fair Value	Location	Fair Value
Stone Harbor Emerging Markets Debt Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$614,944	Unrealized depreciation on forward foreign currency contracts	$(2,203,341)
Total		$614,944		$(2,203,341)
Stone Harbor Local Markets Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$3,050,268	Unrealized depreciation on forward foreign currency contracts	$(2,018,526)
Total		$3,050,268		$(2,018,526)
Stone Harbor Strategic Income Fund
Credit Risk (Swap Contracts)*	Unrealized appreciation on credit default swap contracts	$1,957	Unrealized depreciation on credit default swap contracts	$(42,383)
Interest Rate Risk (Futures Contracts)*	Unrealized appreciation on futures contracts	33,477	Unrealized depreciation on futures contracts	(11,654)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	7,479	Unrealized depreciation on forward foreign currency contracts	(37,935)
Total		$42,913		$(91,972)
Stone Harbor Emerging Markets Debt Allocation Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$–	Unrealized depreciation on forward foreign currency contracts	$(198)
Total		$–		$(198)
Stone Harbor 500 Plus Fund
Interest Rate Risk (Futures Contracts)*	Unrealized appreciation on futures contracts	$1,055	Unrealized depreciation on futures contracts	$–
Equity Risk (Futures Contracts)	Unrealized appreciation on futures contracts	217,825	Unrealized depreciation on futures contracts	–
Total		$218,880		$–

*	The value presented includes cumulative gain/(loss) on open futures contracts and credit default swap contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable/(payable) as of November 30, 2017.

The forward foreign currency contracts, credit default swaps, and future contracts average value during the period ended November 30, 2017 is noted below:

Fund	Forward Foreign Currency Contracts*	Credit Default Swap Contracts**	Futures Contracts**
Stone Harbor Emerging Markets Debt Fund	$(104,006,333)	$–	$–
Stone Harbor High Yield Bond Fund	(362,999)	–	–
Stone Harbor Local Markets Fund	95,739,279	–	–
Stone Harbor Strategic Income Fund	(614,324)	7,841,667	82,833
Stone Harbor Emerging Markets Debt Allocation Fund	7,709	–	–
Stone Harbor 500 Plus Fund	–	–	19,333

*	Represents the average foreign currency amount translated into US dollars (bought) or sold
**	Represents the average Notional Value

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

The effect of forward foreign currency contracts, credit default swaps, and futures contracts on the Statements of Operations for the period ended November 30, 2017:

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Stone Harbor Emerging Markets Debt Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$(5,166,961)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$1,247,858
Total		$(5,166,961)		$1,247,858
Stone Harbor High Yield Bond Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$(84,045)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$35,640
Total		$(84,045)		$35,640
Stone Harbor Local Markets Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$1,069,193	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$698,150
Total		$1,069,193		$698,150
Stone Harbor Strategic Income Fund
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts	$(230,122)	Change in unrealized appreciation/(depreciation) on credit default swap contracts	$30,631
Interest Rate Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts	71,484	Change in unrealized appreciation/(depreciation) on futures contracts	(5,238)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	40,208	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(37,571)
Total		$(118,430)		$(12,178)

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Stone Harbor Emerging Markets Debt Allocation Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$1,399	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$3,981
Total		$1,399		$3,981
Stone Harbor 500 Plus Fund
Interest Rate Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts	$131,401	Change in unrealized appreciation/(depreciation) on futures contracts	$1,055
Equity Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts	2,845	Change in unrealized appreciation/(depreciation) on futures contracts	86,360
Total		$134,246		$87,415

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of November 30, 2017.

Offsetting of Derivatives Assets

From	Gross Amounts of Recognized Assets	Gross Amounts Offset In The Statements of Assets and Liabilities	Net Amounts Presented In The Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount
Stone Harbor Emerging Market Debt Fund
Forward Foreign Currency Contracts	$614,944	$–	$614,944	$(354,506)	$(260,438)	$-
TOTAL	$614,944	$–	$614,944	$(354,506)	$(260,438)	$-
Stone Harbor Local Markets Funds
Forward Foreign Currency Contracts	$3,050,268	$–	$3,050,268	$(1,741,295)	$-	$1,308,973
TOTAL	$3,050,268	$–	$3,050,268	$(1,741,295)	$-	$1,308,973
Stone Harbor Strategic Income Fund
Forward Foreign Currency Contracts	$7,479	$–	$7,479	$-	$–	$7,479
TOTAL	$7,479	$–	$7,479	$-	$–	$7,479

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

Offsetting of Derivatives Liabilities

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In The Statements of Assets and Liabilities	Net Amounts Presented In The Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount
Stone Harbor Emerging Market Debt Fund
Forward Foreign Currency Contracts	$2,203,341	$–	$2,203,341	$(354,506)	$(240,000)	$1,608,835
TOTAL	$2,203,341	$–	$2,203,341	$(354,506)	$(240,000)	$1,608,835
Stone Harbor Local Markets Funds
Forward Foreign Currency Contracts	$2,018,526	$–	$2,018,526	$(1,741,295)	$(271,231)	$–
TOTAL	$2,018,526	$–	$2,018,526	$(1,741,295)	$(271,231)	$–
Stone Harbor Strategic Income Fund
Forward Foreign Currency Contracts	$37,935	$–	$37,935	$–	$–	$37,935
TOTAL	$37,935	$–	$37,935	$–	$–	$37,935
Stone Harbor Emerging Markets Debt Allocation Fund
Forward Foreign Currency Contracts	$198	$–	$198	$–	$–	$198
TOTAL	$198	$–	$198	$–	$–	$198

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income/ (loss) and net realized gain/ (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

The tax character of the distributions paid by the Funds during the periods ended May 31, here as follow:

Stone Harbor Emerging Markets Debt Fund	2017
Ordinary Income	$90,794,571
Total	$90,794,571

Stone Harbor High Yield Bond Fund	2017
Ordinary Income	$12,429,528
Total	$12,429,528

Stone Harbor Local Markets Fund	2017
Total	$–

Stone Harbor Emerging Markets Corporate Debt Fund	2017
Ordinary Income	$653,203
Total	$653,203

Stone Harbor Investment Grade Fund	2017
Ordinary Income	$351,688
Long-Term Capital Gain	7,434
Total	$359,122

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

Stone Harbor Strategic Income Fund	2017
Ordinary Income	$1,417,693
Total	$1,417,693

Stone Harbor Emerging Markets Debt Allocation Fund	2017
Ordinary Income	$1,818,851
Total	$1,818,851

Stone Harbor 500 Plus Fund	For the Period Ended May 31, 2017
Ordinary Income	$12,105
Total	$12,105

As of May 31, 2017, the components of distributable earnings on a tax basis were as follows:

Stone Harbor Emerging Markets Debt Fund
Undistributed Ordinary Income	$4,894,492
Accumulated Capital Loss	(179,140,573)
Unrealized Appreciation	50,248,057
Cumulative Effect of Other Timing Difference*	(2,695,839)
Total	$(126,693,863)

Stone Harbor High Yield Bond Fund
Undistributed Ordinary Income	$524,578
Accumulated Capital Loss	(24,346,686)
Unrealized Appreciation	5,100,812
Cumulative Effect of Other Timing Difference*	35,640
Total	$(18,685,656)

Stone Harbor Local Markets Fund
Accumulated Capital Loss	(179,901,476)
Unrealized Depreciation	(58,735,041)
Cumulative Effect of Other Timing Difference*	(46,154,921)
Total	$(284,791,438)

Stone Harbor Emerging Markets Corporate Debt Fund
Undistributed Ordinary Income	$17,169
Accumulated Capital Loss	(4,820,775)
Unrealized Appreciation	487,272
Total	$(4,316,334)

Stone Harbor Investment Grade Fund
Accumulated Capital Gain	38,881
Unrealized Appreciation	159,249
Total	$198,130

Stone Harbor Strategic Income Fund
Undistributed Ordinary Income	$71,585
Accumulated Capital Loss	(141,064)
Unrealized Depreciation	(823,531)
Cumulative Effect of Other Timing Difference*	40,278
Total	$(852,732)

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

Stone Harbor Emerging Markets Debt Allocation Fund
Undistributed Ordinary Income	$297,223
Accumulated Capital Loss	(7,916,062)
Unrealized Appreciation	3,197,101
Cumulative Effect of Other Timing Difference*	4,179
Total	$(4,417,559)

Stone Harbor 500 Plus Fund
Undistributed Ordinary Income	$54,025
Accumulated Capital Gain	78,858
Unrealized Appreciation	138,672
Cumulative Effect of Other Timing Difference*	(131,465)
Total	$140,090

*	Other temporary differences due to timing, consist primarily of mark-to-market on forward foreign currency contracts.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended May 31, 2017, certain differences were reclassified. These differences were primarily attributed to the differing tax treatment of credit default swap amortization, foreign currencies and certain other investments. The amounts reclassified did not affect net assets.

The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Stone Harbor Emerging Markets Debt Fund	$(1,871,232)	$4,657,984	$(2,786,752)
Stone Harbor High Yield Bond Fund	–	(720,679)	720,679
Stone Harbor Local Markets Fund	(76,662,789)	10,193,316	66,469,473
Stone Harbor Emerging Markets Corporate Debt Fund	–	(33,822)	33,822
Stone Harbor Investment Grade Fund	–	9,365	(9,365)
Stone Harbor Strategic Income Fund	–	(70,853)	70,853
Stone Harbor Emerging Markets Debt Allocation Fund	–	(250,461)	250,461
Stone Harbor 500 Plus Fund	(1,153)	1,480	(327)

Included in the amounts reclassified above was a net operating loss offset to paid-in capital in the amounts of:

Fund	Amount
Stone Harbor Local Markets Fund	$76,662,789

Capital Losses: As of May 31, 2017 the following Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax pursuant to the Code.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

During the year ended May 31, 2017, the Funds utilized capital loss carryforwards as follows:

Fund	Amount
Stone Harbor Emerging Markets Debt Fund	$15,295,197
Stone Harbor Strategic Income Fund	31,016

Capital losses carried forward were as follows:

Fund	Short-Term	Long-Term
Stone Harbor Emerging Markets Debt Fund	$77,380,083	$101,760,490
Stone Harbor High Yield Bond Fund	2,836,987	20,393,992
Stone Harbor Local Markets Fund	111,964,632	62,257,292
Stone Harbor Emerging Markets Corporate Debt Fund	2,010,614	2,798,816
Stone Harbor Strategic Income Fund	59,112	58,010
Stone Harbor Emerging Markets Debt Allocation Fund	980,119	6,935,943

The following Funds elect to defer to the year ending May 31, 2018 the following capital losses recognized during the period November 1, 2016 through May 31, 2017:

Fund	Amount
Stone Harbor High Yield Bond Fund	$1,115,707
Stone Harbor Local Markets Fund	5,679,552
Stone Harbor Emerging Markets Corporate Debt Fund	11,345
Stone Harbor Strategic Income Fund	23,942

The following Fund elects to defer to the period ending May 31, 2018, late year ordinary losses in the amount of:

Fund	Amount
Stone Harbor Local Markets Fund	$35,529,488

Unrealized Appreciation and Depreciation on Investments: At November 30, 2017 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$59,818,507
Gross depreciation on investments (excess of tax cost over value)	(25,078,080)
Net unrealized appreciation	$34,740,427
Cost of investments for income tax purposes	$1,120,012,827

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$5,320,041
Gross depreciation on investments (excess of tax cost over value)	(4,056,765)
Net unrealized appreciation	$1,263,276
Cost of investments for income tax purposes	$133,075,017

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

Stone Harbor Local Markets Fund
Gross appreciation on investments (excess of value over tax cost)	$24,599,631
Gross depreciation on investments (excess of tax cost over value)	(90,452,245)
Net unrealized depreciation	$(65,852,614)
Cost of investments for income tax purposes	$1,048,472,812

Stone Harbor Emerging Markets Corporate Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$369,623
Gross depreciation on investments (excess of tax cost over value)	(21,928)
Net unrealized appreciation	$347,695
Cost of investments for income tax purposes	$11,622,066

Stone Harbor Investment Grade Fund
Gross appreciation on investments (excess of value over tax cost)	$146,630
Gross depreciation on investments (excess of tax cost over value)	(92,670)
Net unrealized appreciation	$53,960
Cost of investments for income tax purposes	$12,009,344

Stone Harbor Strategic Income Fund
Gross appreciation on investments (excess of value over tax cost)	$387,252
Gross depreciation on investments (excess of tax cost over value)	(1,374,515)
Net unrealized depreciation	$(987,263)
Cost of investments for income tax purposes	$39,286,755

Stone Harbor Emerging Markets Debt Allocation Fund
Gross appreciation on investments (excess of value over tax cost)	$3,541,463
Gross depreciation on investments (excess of tax cost over value)	(3,161)
Net unrealized appreciation	$3,538,302
Cost of investments for income tax purposes	$25,096,277

Stone Harbor 500 Plus Fund
Gross appreciation on investments (excess of value over tax cost)	$226,640
Gross depreciation on investments (excess of tax cost over value)	(1,206)
Net unrealized appreciation	$225,434
Cost of investments for income tax purposes	$2,285,876

5. ADVISORY FEES

Stone Harbor Investment Partners LP is the Trust’s investment adviser. Under the investment advisory agreement the Trust pays an investment advisory fee calculated daily and paid monthly of 0.60%, 0.50%, 0.75%, 0.85%, 0.35%, 0.55%, 0.70%, and 0.45% of the average daily net assets for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, and Stone Harbor 500 Plus Fund, respectively.

The Adviser has contractually agreed to waive investment advisory fees and reimburse other expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of acquired Fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) of the Stone Harbor Emerging Markets Debt Fund Institutional Class, Stone Harbor High Yield Bond Fund Institutional Class, Stone Harbor Local Markets Fund Institutional Class, Stone Harbor Emerging Markets Corporate Debt Fund Institutional Class, Stone Harbor Investment Grade Fund Institutional Class, and Stone Harbor 500 Plus Fund Institutional Class will not exceed 0.75%, 0.65% 1.00%, 1.00%, 0.50%, and 0.60% respectively. The Adviser has contractually agreed to waive fees and reimburse expenses with respect to the Stone Harbor Strategic Income Fund Institutional Class and Stone Harbor Emerging Markets Debt Allocation Fund Institutional Class, so that the Net Annual Operating Expenses (inclusive of acquired fund fees and expenses but exclusive of brokerage expenses, interest expense, taxes and extraordinary expenses) will not exceed 0.70% and 0.85%, respectively. The fee waiver agreements are in effect through September 30, 2018 and are reevaluated on an annual basis.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

The Adviser will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the relevant undertaking. A Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. At May 31, 2017, deferred fees and expenses eligible to be recovered will expire as follows:

	2018	2019	2020	Total
Stone Harbor High Yield Bond Fund	$65,578	$–	$36,364	$101,942
Stone Harbor Emerging Markets Corporate Debt Fund	$100,868	$112,847	$136,853	$350,568
Stone Harbor Investment Grade Fund	$120,267	$125,244	$133,267	$378,778
Stone Harbor Strategic Income Fund	$248,095	$290,586	$316,580	$855,261
Stone Harbor Debt Allocation Fund	$379,648	$734,211	$475,248	$1,589,107
Stone Harbor 500 Plus Fund	N/A	N/A	$88,145	$88,145

6. INVESTMENTS

For the period ended November 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and U.S. Government Obligations) were as follows:

	Purchases	Sales
Stone Harbor Emerging Markets Debt Fund	$637,858,296	$911,475,633
Stone Harbor High Yield Bond Fund	43,459,849	67,380,049
Stone Harbor Local Markets Fund	583,687,556	455,329,259
Stone Harbor Emerging Markets Corporate Debt Fund	6,134,566	7,356,119
Stone Harbor Investment Grade Fund	2,121,772	4,268,628
Stone Harbor Strategic Income Fund	6,700,662	4,961,265
Stone Harbor Emerging Markets Debt Allocation Fund	2,534,894	1,845,076
Stone Harbor 500 Plus Fund	742,717	465,636

For the period ended November 30, 2017 the aggregate cost of purchases and proceeds from sales of U.S. Government Obligations were as follows:

	Purchases	Sales
Stone Harbor Investment Grade Fund	$–	S	737,427

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

7. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the period ended November 30, 2017 were as follows:

Stone Harbor Strategic Income Fund

Security Name	Share Balance May 31, 2017	Purchases	Sales	Share Balance November 30, 2017	Dividend Income	Change in Unrealized Gain	Realized Gain/Loss	Market Value November 30, 2017
Stone Harbor Emerging Markets Corporate Debt Fund	102,140	7,825	(4,346)	105,619	$22,537	$11,701	$237	$978,032
Stone Harbor Emerging Markets Debt Fund	531,630	135,997	(31,233)	636,394	197,205	10,668	(45)	6,764,865
Stone Harbor High Yield Bond Fund	1,560,636	146,640	(45,657)	1,661,619	411,931	(235,332)	(52,417)	13,508,960
Stone Harbor Investment Grade Fund	1,471,669	76,755	(381,058)	1,167,366	117,878	(46,376)	38,646	12,093,916
Stone Harbor Local Markets Fund	216,232	360,124	(26,159)	550,197	-	88,601	1,622	4,918,760
	3,882,307	727,341	(488,453)	4,121,195	$749,551	$(170,738)	$(11,957)	$38,264,533

Stone Harbor Emerging Markets Debt Allocation Fund

Security Name	Share Balance May 31, 2017	Purchases	Sales	Share Balance November 30, 2017	Dividend Income	Change in Unrealized Gain	Realized Gain/Loss	Market Value November 30, 2017
Stone Harbor Emerging Markets Debt Fund	1,142,278	106,871	(101,575)	1,147,574	$366,919	$36,668	$12,909	$12,198,711
Stone Harbor Local Markets Fund	1,766,344	155,385	(84,154)	1,837,576	-	313,757	(7,834)	16,427,931
	2,908,622	262,256	(185,729)	2,985,150	$366,919	$350,425	$5,705	$28,626,642

8. SHARES OF BENEFICIAL INTEREST

At November 30, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of the Institutional Class can be found on the Statements of Changes in Net Assets.

9. BENEFICIAL OWNERSHIP

As of November 30, 2017 IMF Retired Staff Benefits owned beneficially 32.18% of the Stone Harbor High Yield Bond Fund’s outstanding shares, an individual shareholder owned beneficially 71.27% of the Stone Harbor Emerging Markets Debt Allocation Fund’s outstanding shares, the Stone Harbor Strategic Income Fund owned beneficially 99.91% of the Stone Harbor Investment Grade Fund’s outstanding shares an individual shareholder owned 60.51% of the Stone Harbor Strategic Income Fund’s outstanding shares, an individual shareholder held 33.91% of the Stone Harbor Emerging Markets Corporate Bond Fund’s outstanding shares, and an individual shareholder owned beneficially 99.51% of the Stone Harbor 500 Plus Fund’s outstanding shares.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2017 (Unaudited)

11. OTHER

The Funds, along with the Stone Harbor Emerging Markets Total Income Fund and the Stone Harbor Emerging Markets Income Fund (the “Stone Harbor Fund Complex”) pays each Trustee who is not an interested person, of the Investment Adviser or any of its affiliates an aggregate fee of $84,000 per year. The Chair of the Audit Committee of the Board receives additional compensation of $5,000 per year for his service as chair. These fees were allocated over the Stone Harbor Fund Complex based on the average net assets of each fund. Interested Trustees of the Trust are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Funds do not receive compensation for performing the duties of their office.

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Stone Harbor Investment Funds	Additional Information

November 30, 2017 (Unaudited)

FUND PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all registered investment companies file a complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. For the Funds, this would be for the fiscal quarters ending August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 are available without a charge, upon request, by contacting Stone Harbor Investment Funds at 1-866-699-8158 or on the SEC website at http://www.sec.gov.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Index	The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
Bloomberg Barclays Global Credit Index (Hedged USD)	Bloomberg Barclays Global Credit Index is a subset of the Global Aggregate Index and is subject to the same quality, liquidity, and maturity requirements and exclusion rules of the latter. Constituents must be rated investment grade by at least two of the three major ratings agencies. Constituents must have a remaining maturity of at least one year. The index does not include convertibles, floating-rate notes, fixed-rate perpetuals, warrants, linked bonds, and structured products.
BoA ML US High Yield Master Constrained Index	The BoA Merrill Lynch US High Yield Master Constrained Index is comprised of all securities in the BoA Merrill Lynch US High Yield Index with issuer exposure capped at 2%. The BoA Merrill Lynch US High Yield Master Constrained Index is a broader index, inclusive of European domiciled issuers.
CEMBI Broad Diversified	The JPMorgan CEMBI Broad Diversified limits the current face amount allocations of the bonds in the CEMBI Broad by constraining the total face amount outstanding for countries with larger debt stocks. Qualifying corporate bonds have a face amount greater than USD 300 million, maturity greater than 5 years, verifiable prices and cash flows, and from countries within Asia ex-Japan, Latin America, Eastern Europe, Middle East, and Africa.
Citigroup High Yield Market Capped Index	The Citigroup High Yield Market Capped Index represents a modified version of the High Yield Market Index by delaying the entry of “fallen angel” issues and capping the par value of individua.l issuers at US $15 billion par amount outstanding. The index is a total rate of return index which captures the performance of below investment grade debt issued by corporations domiciled in the United States or Canada.
JPMorgan CEMBI Broad Diversified Index	The JPMorgan CEMBI Broad Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $350 mm for the CEMBI Broad Diversified. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.
JPMorgan EMBI Global Diversified Index	The JPMorgan EMBI Global Diversified (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.
JPMorgan GBI-EM Global Diversified Index	The JPMorgan GBI-EM Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.
S&P 500 Index	The S&P 500 is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

DEFINITIONS

ABS - An asset-backed security (ABS) is a financial security backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities.

Alpha - A measure of performance on a risk-adjusted basis. The excess return of the fund relative to the return of the benchmark index is a fund's alpha.

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Stone Harbor Investment Funds	Additional Information

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Basis Point - A unit equal to one hundredth of a percentage point.

Beta - A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed accounts or investment funds. Investments cannot be made directly in a broad-based securities index.

CMBS - Commercial mortgage-backed securities (CMBS) are a type of mortgage-backed security that is secured by mortgages on commercial properties, instead of residential real estate.

Credit rating - Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated’ and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (NRSRO). All Index securities except for those labeled Not Rated have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.

Credit Spread - The difference in yield between a U.S. Treasury bond and a debt security with the same maturity.

Derivative - A security with a price that is dependent on or derived from one or more underlying assets.

Duration - A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

High Yield Spread - The percentage difference in current yields of high-yield bonds compared to investment grade corporate bonds.

Investment Grade - Refers to bonds that are considered to have a relatively low risk of default, ranging from highest credit quality to good credit quality. Bonds rated below investment grade are considered to have significant speculative characteristics.

Par Value - The face value of a bond.

RMBS - Residential mortgage-backed securities (RMBS) are a type of mortgage-backed debt obligation whose cash flows come from residential debt, such as mortgages, home-equity loans and subprime mortgages.

S&P Futures - S&P 500 futures are a type of capital asset contract that provides a buyer the right to a predetermined selection of stocks and on a predetermined future date listed on the S&P 500 stock market index.

Sovereign Debt - Refers to bonds issued by a national government in order to finance the issuing country’s growth. Sovereign debt described as external is denominated in U.S. dollar, while sovereign debt described as local is issued in a foreign currency.

Spread - The difference between the bid and ask price of a security or asset.

Standard and Poor’s ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). A security that has not been given a credit rating by Standard and Poor’s is listed as “not rated”. For additional information please go to the Understanding Ratings section at www.standardpoors.com.

Tranche - Portions of debt or structured financing. Each portion (or tranche) is one of several related securities offered at the same time but with a different set of risks, rewards, and maturities.

USD 3-Month LIBOR - The average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of 3 months. The LIBOR interest rates are used by banks as the base rate in setting the level of their savings, mortgage and loan interest rates.

Yield-To-Maturity - The total return anticipated on a bond if the bond is held until the end of its lifetime. Yield to maturity is considered a long-term bond yield, but is expressed as an annual rate.

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Stone Harbor Investment Funds	Trustees & Officers

November 30, 2017 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board of Trustees. The Board of Trustees approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, year of birth and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Except as otherwise noted, the address of each Trustee and officer is c/o Stone Harbor Investment Partners LP, 31 W. 52nd Street, 16th Floor, New York, New York 10019. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES

Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Alan Brott 1942	Chairman of the Audit Committee; Trustee	Since 2007	Columbia University - Associate Professor, 2000-Present; Consultant, 1991-Present.	11	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Grosvenor Registered Multi- Strategy Fund, Man FRM Alternative Multi- Strategy Fund, Excelsior Private Markets Funds (3 funds), UST Global Private Markets, and NB Crossroads Private Markets Fund (2 funds).
Heath B. McLendon 1933	Trustee	Since 2007	Retired since 2006; formerly Citigroup - Chairman of Equity Research Oversight Committee.	11	Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.
Patrick Sheehan 1947	Trustee	Since 2007	Retired since 2002; formerly, Citigroup Asset Management- Managing Director and Fixed Income Portfolio Manager.	11	Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.

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Stone Harbor Investment Funds	Trustees & Officers

November 30, 2017 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Glenn Marchak 1956	Trustee	Since 2015	Consultant and Private Investor.	11	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc.
Bruce Speca 1956	Trustee	Since 2016	Trustee, the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds (November 2011-Present); Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011; Executive Vice President - Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	11	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

INTERESTED TRUSTEE

Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Thomas K. Flanagan* 1953	Chairman and Trustee	Since 2012	Since April 2006, Portfolio Manager and other senior management positions at Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991.	11	Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2017	101

Stone Harbor Investment Funds	Trustees & Officers

November 30, 2017 (Unaudited)

OFFICERS

Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President	Since 2007	Co-portfolio manager of the Fund; since April 2006, Chief Investment Officer of Stone Harbor; prior to April 2006, Chief Investment Officer - North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.
Jeffrey S. Scott 1959	Chief Compliance Officer	Since 2007	Since April 2006, Chief Compliance Officer of Stone Harbor; from October 2006 to March 2007, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2006, Chief Compliance Officer, Salomon Brothers Asset Management Inc.
Thomas M. Reynolds 1960	Principal Financial and Accounting Officer	Since 2014	Since February 2008, Controller of Stone Harbor; from February 2006 to February 2008, Vice President of Portfolio Administration for Goldman Sachs Asset Management; from 1991 to 2006, Citigroup Asset Management.
Amanda Suss 1969	Treasurer	Since 2014	Since July 2011, Senior Finance Associate of Stone Harbor; from 2000 to July 2006, Director of Business Operations at Citigroup Asset Management; From April 1994 to April 2000, Mutual Fund Accounting Manager at Smith Barney Asset Management.
Adam J. Shapiro 1963	Secretary; Anti-Money Laundering Officer	Since 2007	Since April 2006, General Counsel of Stone Harbor; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.
Vilma V. DeVooght 1977	Assistant Secretary	Since 2015	Senior Counsel, ALPS, since 2014; Associate Counsel, First Data Corporation 2012 to 2014; Legal Counsel, Invesco 2009 to 2011.
Erich Rettinger 1985	Assistant Treasurer	Since 2016	Fund Controller, since 2013, and Fund Accountant, 2007 to 2013, ALPS.

*	Mr. Flanagan is an interested person of the Trust (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with the Adviser

(1)	The business address of each Trustee and Officer of the Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.

(2)	Each Trustee serves until retirement, resignation or removal from the Board. Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

(3)	The term “Fund Complex” as used in this table includes each Fund of the Trust, the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Emerging Markets Total Income Fund, two closed-end funds advised by the Adviser.

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Intentionally Left Blank

INVESTMENT ADVISER
Stone Harbor Investment Partners LP
31 W. 52nd Street, 16th Floor
New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

TRANSFER AGENT
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

CUSTODIAN
State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

LEGAL COUNSEL
Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 17th Street, Suite 3600
Denver, Colorado 80202

This material must be accompanied or preceded by a prospectus.

SHF000888 exp. 1/29/2019

Item 2.	Code of Ethics.

Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

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Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 8, 2018

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/Principal Accounting Officer

Date:	February 8, 2018

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